SEPARATION AGREEMENT

                  SEPARATION AGREEMENT, dated as of June 5, 1998, between U S WEST, INC., a Delaware corporation ("U S WEST"), to be renamed "MEDIAONE GROUP, INC.," and USW-C, INC., a Delaware corporation and indirect wholly owned subsidiary of U S WEST ("New U S WEST"), to be renamed "U S WEST, INC."

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Restated Certificate of Incorporation of U S WEST (the "Restated Certificate"), U S WEST's assets, liabilities and businesses are divided between the Communications Group (as defined in the Restated Certificate) and the Media Group (as defined in the Restated Certificate);

                  WHEREAS, pursuant to the Restated Certificate, the domestic directories business of U S WEST (the "Directories Business") conducted by U S WEST Dex, Inc., a Colorado corporation ("Dex"), is currently attributed to the Media Group;

                  WHEREAS, the Board of Directors of U S WEST has determined that it is in the best interests of U S WEST and its stockholders to (i) align the Directories Business with the Communications Group and (ii) separate the Communications Group and the Media Group into two separately traded public companies;

                  WHEREAS, in furtherance of the foregoing, the Board of Directors of U S WEST and New U S WEST have approved this Agreement, pursuant to which, among other things, (a) U S WEST shall effect a restructuring of certain of its assets, liabilities and businesses, as a result of which New U S WEST shall own the Directories Business and the businesses currently attributed to the Communications Group and (b) U S WEST shall distribute all of the outstanding capital stock of New U S WEST to its stockholders, all on the terms and subject to the conditions described herein;

                  WHEREAS, it is the intention of the parties hereto that the transactions contemplated by this Agreement shall be tax-free transactions under Sections 332, 368(a) and 355 of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated thereunder; and

                  WHEREAS, the parties hereto desire to make certain covenants and agreements and to allocate certain assets, liabilities and obligations in connection with the transactions contemplated hereby and to prescribe various conditions to the transactions contemplated hereby.

                  NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  1.1 General. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Action" shall mean any action, claim (whether or not filed), suit, arbitration, inquiry, demand proceeding or investigation.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person; provided, however, that for purposes of this Agreement, no member of either Group shall, after giving effect to the Separation, be deemed to be an Affiliate of any member of the other Group.

                  "Agreement" shall mean this Separation Agreement, together with all exhibits and schedules hereto, as the same may be amended from time to time in accordance with the terms hereof.

                  "AirTouch" shall mean AirTouch Communications,
Inc., a Delaware corporation.

                  "AirTouch Funds" shall mean the portion of the funds received in the AirTouch Transaction which is not used to repay outstanding indebtedness.

                  "AirTouch Merger Agreement" shall mean Agreement and Plan of Merger, dated as of January 29, 1998, among U S WEST, MGI, NewVector, PCS Holdings and AirTouch.

                  "AirTouch Stock" shall mean all of the shares of common stock and preferred stock of AirTouch which MGI receives in connection with the AirTouch Transaction.

                  "AirTouch Transaction" shall mean the merger of NewVector and PCS Holdings with and into AirTouch pursuant to the terms of the AirTouch Merger Agreement.

                  "Applicable Law" shall mean, with respect to any Person, all statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority applicable to such Person and its business, properties and assets.

                  "Asset" shall mean any and all right, title and interest in and to all of the rights, properties, assets, claims, Contracts and businesses of every kind, character and description, whether real, personal or mixed, whether accrued, contingent or otherwise, and wherever located, including, without limitation, the following: (i) all Cash Equivalents, notes, prepaid expenses and accounts receivable (whether current or non-current); (ii) all capital stock, partnership interests and other equity or ownership interests or rights, directly or indirectly, in any entity; (iii) debentures, evidences of indebtedness, certificates of interest or participation, collateral trust certificates, preorganization certificates or subscriptions, investment contracts, foreign currency and interest rate contracts (including, without limitation, forward, option, cap and swap contracts), trust certificates, puts, calls, straddles, options and other securities or hedging arrangements of any kind; (iv) all registered and unregistered trademarks, service marks, service names, trade styles and trade names (including, without limitation, trade dress and other names, marks and slogans) and all associated goodwill; all statutory, common law and registered copyrights; all patents; all applications for any of the foregoing together with all rights to use all of the foregoing and all other rights in, to and under the foregoing; and all know-how, inventions, discoveries, improvements, processes, formulae (secret or otherwise), specifications, trade secrets (whether patentable or not), licenses and other similar agreements, confidential information, and all drawings, records, books or other indicia, however evidenced, of the foregoing; (v) all Contracts and rights existing thereunder and under all other business arrangements; (vi) all real estate and all plants, buildings and other improvements thereon; (vii) all leasehold improvements and all machinery, tools, dies, equipment (including all transportation and office equipment), fixtures, trade fixtures and furniture; (viii) all ingredients, supplies, spare parts, other miscellaneous supplies and other tangible property of any kind; (ix) all raw materials, work-in-process, finished goods, consigned goods and other inventories; (x) all computer hardware, software, computer programs, systems and codes and documentation relating thereto and all databases and reference and resource materials; (xi) all prepayments of prepaid expenses; (xii) all claims, causes of action, choses in action, rights under express or implied warranties, rights of recovery and rights of set-off of any kind; (xiii) the right to receive mail, accounts receivable payments and other communications; (xiv) all customer lists and records pertaining to customers and accounts, personnel records, all lists and records pertaining to suppliers and agents, and all books, ledgers, files and business records of every kind; (xv) all advertising materials and all other printed or written materials; (xvi) all permits, licenses, approvals and authorizations issued by any Governmental Authority or third party; (xvii) all goodwill as a going concern and all other intangible properties; and (xviii) all employee Contracts, including, without limitation, the right thereunder to restrict the employee from competing in certain respects.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by law to close.

                  "Capital Funding" shall mean U S WEST Capital Funding, Inc., a Colorado corporation.

                  "Capital Funding Indebtedness" shall mean the Capital Funding Private Indebtedness, the Capital Funding
Public Indebtedness and the Capital Funding Trust
Indebtedness.

                  "Capital Funding Private Indebtedness" shall mean all of the indebtedness owed by Capital Funding to third parties immediately prior to the Separation Time other than the Capital Funding Public Indebtedness and the Capital
Funding Trust Indebtedness.

                  "Capital Funding Public Indebtedness" shall mean all of the indebtedness of Capital Funding listed in Section 1.1(a) of the Separation Disclosure Schedule.

                  "Capital Funding Trust Indebtedness" shall mean all of the indebtedness owed by Capital Funding to the Trusts (other than a portion of such indebtedness equal to the liquidation value of the common securities of the Trusts).

                  "Cash Equivalents" shall mean cash on hand, all other cash in any bank, savings or similar accounts at any financial institution, and checks, drafts and similar instruments and any bonds or similar marketable securities, certificates of deposit, commercial paper, eurodollar deposits and any other cash equivalents, held in the name of or for the account of U S WEST or any of its Subsidiaries.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
ss.ss. 9601 et seq.).

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Communications Employees" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Communications Employee Arrangements" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Communications Employee Benefit Plans" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Communications Stock" shall mean the U S WEST Communications Group Common Stock, par value $.01 per share, of U S WEST.

                  "Contract" shall mean any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment, written or oral, that is binding on any Person or any part of its property under Applicable Law.

                  "Covered Employee" shall mean an employee of the U S WEST Group or the New U S WEST Group at the grade 5 manager level or above.

                  "Employee Arrangements" shall mean all employment or consulting agreements, and all bonus or other incentive compensation, deferred compensation, disability, severance, stock award, stock option or stock purchase agreements, policies or arrangements with respect to the employment and termination of employment of any employee, officer, director or other Person employed at any time by U S WEST or any of its Subsidiaries.

                  "Employee Benefit Plan" shall mean (i) each employee benefit plan, as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), together with the regulations promulgated thereunder, and (ii) each international employee benefit plan, whether or not each plan in (i) and (ii) is covered by ERISA, which U S WEST or any of its Subsidiaries maintains or to which U S WEST or any of its Subsidiaries has an obligation to make contributions.

                  "Employee Matters Agreement" shall mean the Employee Matters Agreement, substantially in the form of Exhibit A to this Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "Financial Services" shall mean U S WEST Financial Services, Inc., a Colorado corporation.

                  "Financial Services Indebtedness" shall mean all of the indebtedness of Financial Services listed in Section 1.1(b) of the Separation Disclosure Schedule.

                  "Governmental Authority" shall mean any foreign, federal, state or local government, court, agency or commission or other governmental or regulatory body or authority.

                  "Group" shall mean either the New U S WEST Group or the U S WEST Group and "Groups" shall mean the New U S WEST Group and the U S WEST Group, collectively.

                  "Indemnifiable Losses" shall mean, with respect to any claim by an Indemnified Party for indemnification under this Agreement, any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions, demands, assessments, judgments,settle-
ments and compromises relating thereto and the reasonable costs and expenses of attorneys', accountants', consultants' and other professionals' fees and expenses incurred in the investigation or defense thereof or the enforcement of rights thereunder), including (i) direct, consequential, exemplary, special and punitive damages and lost profits and (ii) (A) with respect to the matters described in Section 8.1(a)(iv), any funds expended by a member of the U S WEST Group to remedy the triggering of a cross-default provision in a MediaOne Obligation as a result of a default by a member of the New U S WEST Group under a New U S WEST Obligation and (B) with respect to the matters described in
Section 8.2(a)(iv), any funds expended by a member of the New U S WEST Group to remedy the triggering of a cross- default provision in a New U S WEST Obligation as a result of a default by a member of the U S WEST Group under a MediaOne Obligation.

                  "Indemnified Party" shall mean any Person that is seeking indemnification from an Indemnifying Party pursuant to the provisions of this Agreement.

                  "Indemnifying Party" shall mean any party hereto from which any Indemnified Party is seeking indemnification pursuant to the provisions of this Agreement.

                  "Information"  shall  mean  all  records,   books,  Contracts,
instruments, computer data and other data, technology and information.

                  "Insurance Administration" shall mean, with respect to each Joint Insurance Arrangement, (i) the accounting for premiums, retrospectively rated premiums, defense costs, indemnity payments, deductibles and retentions, as appropriate under the terms and conditions of each of the Joint Insurance Arrangements, (ii) the reporting to Insurers of any losses or claims that may cause the peroccurrence, per claim or aggregate limits of any Joint Insurance Arrangement to be exceeded and (iii) the processing of claims made under the Joint Insurance Arrangements, including, without limitation, the reporting of claims to the Insurers' management and defense of claims and providing for appropriate releases upon settlement of claims.

                  "Insurance Arrangement" shall mean insurance policies and insurance contracts of any kind (other than insurance policies and insurance contracts which are

Employee Benefit Plans), including, without limitation, primary and excess policies, commercial general liability policies, automobile policies, product liability policies, directors' and officers' liability policies, fiduciary liability policies, workers' compensation policies, and self-insurance programs and captive insurance company arrangements, together with the rights, benefits and privileges thereunder.

                  "Insurance Proceeds" shall mean those monies received by an insured from an Insurer or paid by an Insurer on behalf of an insured, in either case net of any applicable premium adjustment, retrospectively rated premium, deductible, retention or cost of reserve paid or held by or for the benefit of such insured.

                  "Insured Claims" shall mean those Liabilities which, individually or in the aggregate, are covered within the terms and conditions of any of the Joint Insurance Arrangements, whether or not subject to deductibles, co-insurance, uncollectibility or retrospectively rated premium adjustments.

                  "Insurer" shall mean a third party insurance carrier.

                  "Intercompany Indebtedness" shall mean, with respect to any Subsidiary of U S WEST, the aggregate principal amount of indebtedness owed by such Subsidiary to Capital Funding immediately prior to the Reorganization.

                  "Joint Insurance Arrangements" shall mean the Insurance Arrangements of U S WEST existing at the Separation Time and/or prior thereto that are owned or maintained by or on behalf of U S WEST or any of its predecessors (other than Insurance Arrangements of Western Range) and that relate to both (a) the MediaOne Business and/or the MediaOne Liabilities and (b) the New U S WEST Business and/or the New U S WEST Liabilities.

                  "Joint Other Intellectual Property" shall mean all Other Intellectual Property of U S WEST and its Subsidiaries that is not either MediaOne Other Intellectual Property or New U S WEST Other Intellectual Property, and shall include Other Intellectual Property licensed to or acquired by U S WEST and its Subsidiaries for use by both the New U S WEST Business and the MediaOne Business, or which is created by or for both the New U S WEST Business and the MediaOne Business prior to the Separation Time.

                  "Joint Patents" shall mean the U.S. patents (and any non-U.S. patents corresponding thereto) listed in
Section 1.1(c) of the Separation Disclosure Schedule, as well as any divisions, continuations, continuations-in-part
(but only to the extent claims are supported by the specification of the patents listed in Section 1.1(c) of the Separation Disclosure Schedule), re-examinations, reissues, extensions or renewals of such U.S. or non-U.S. patents.

                  "LESOP Notes" shall mean the indebtedness of the U S WEST Savings Plan/ESOP, all of which is guaranteed by U S WEST.

                  "Liability" shall mean, with respect to any Person, except as otherwise expressly provided herein, any direct or indirect liability (whether absolute, accrued or unaccrued, contingent, liquidated or unliquidated, matured or unmatured or known or unknown), indebtedness, obligation, expense, claim, deficiency, guarantee or endorsement of or by such Person (including, without limitation, those arising under any Applicable Law or Action or under any award of any court, tribunal or arbitrator of any kind, and those arising under any Contract or undertaking).

                  "Litigation Matters" shall mean actual, threatened or future Actions that have been or may be asserted against, or otherwise adversely affect, any member of either Group.

                  "Market Value" on any Trading Day shall mean the average of the high and low reported sales prices regular way of a share of Communications Stock as reported on the NYSE Composite Tape; provided, however, that, for purposes of determining the market value of a share of Communications Stock for any period, the high and low sales prices of a share of Communications Stock on any day prior to any "ex- dividend" date occurring during such period for any dividend paid or to be paid with respect to the Communications Stock shall be reduced by the amount of such dividend.

                  "Media Employees" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Media Employee Arrangements" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Media Employee Benefit Plans" shall have the meaning ascribed to such term in the Employee Matters Agreements.

                  "MediaOne Business" shall mean the businesses of U S WEST currently attributed to the Media Group pursuant to the Restated Certificate other than the Directories Business (including the domestic wireless business attributed to the Media Group transferred to AirTouch pursuant to the AirTouch Transaction).

                  "MediaOne Insurance Arrangements" shall mean the Insurance Arrangements of U S WEST existing at the Separation Time and/or prior thereto which are owned or maintained by or on behalf of U S WEST or any of its predecessors and which relate only to the MediaOne Business and/or the MediaOne Liabilities (other than Shared Liabilities), including, without limitation, the Insurance Arrangements provided by Western Range (other than the Western Range Transferred Insurance Arrangements).

                  "MediaOne Patents" shall mean the U.S. patents (and any non-U.S. patents corresponding thereto) listed in Section 1.1(d) of the Separation Disclosure Schedule, as well as any divisions, continuations, continuations-in-part, re-examinations, reissues, extensions or renewals of such U.S. or non-U.S. patents.

                  "MediaOne Other Intellectual Property" shall mean all Other Intellectual Property licensed to or acquired by U S WEST and its Subsidiaries for use only by the MediaOne Business or which is created by or for only the MediaOne Business prior to the Separation Time.

                  "MediaOne  Trademarks"  shall  mean the  Trademarks  listed in
Section 1.1(e) of the Separation Disclosure Schedule.

                  "Media Savings Plan/ESOP" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Media Stock" shall mean the U S WEST Media Group Common Stock, par value $.01 per share, of U S WEST.

                  "MGI" shall mean U S WEST Media Group, Inc., a Delaware corporation.

                  "New Trust" shall mean a newly formed Delaware statutory business trust, all of the common securities of which shall be owned by U S WEST.

                  "New U S WEST" shall have the meaning set forth in the preamble to this Agreement.

                  "New U S WEST Business" shall mean (i) all of the businesses of U S WEST currently attributed to the Communications Group pursuant to the Restated Certificate and (ii) the Directories Business.

                  "New U S WEST Group" shall mean, at and after the Separation Time, New U S WEST and all of its Subsidiaries.

                  "New U S WEST Insurance Arrangements" shall mean the Insurance Arrangements of U S WEST existing at the Separation Time and/or prior thereto which are owned or maintained by or on behalf of U S WEST or any of its predecessors and which relate only to the New U S WEST Business and/or the New U S WEST Liabilities (other than Shared Liabilities) including, without limitation, the Western Range Transferred Insurance Arrangements.

                  "New U S WEST Other Intellectual Property" shall mean all Other Intellectual Property licensed to or acquired by U S WEST and its Subsidiaries for use only by the New U S WEST Business or which is created by or for only the New U S WEST Business prior to the Separation Time.

                  "New U S WEST Patents" shall mean the U.S. patents (and any non-U.S. patents corresponding thereto) listed in Section 1.1(f) of the Separation Disclosure Schedule, as well as any divisions, continuations, continuations-in-part, re-examinations, reissues, extensions or renewals of such U.S. or non-U.S. patents.

                  "New U S WEST Trademarks"  shall mean the Trademarks listed in
Section 1.1(g) of the Separation Disclosure Schedule.

                  "NewVector" shall mean U S WEST NewVector Group, Inc., a Colorado corporation.

                  "Other Intellectual Property" shall mean all registered and unregistered copyrights, all know-how, discoveries, inventions, improvements, processes, formulae, specifications, trade secrets (whether patentable or not), business plans, marketing data, software, tools and documentation and all drawings, records, books or other indicia, however evidenced, of the foregoing, but excluding patents, patent applications and Trademarks.

                  "Person" or "person" shall mean and include any individual, partnership, joint venture, corporation, association, joint stock company, limited liability company, trust, unincorporated organization or similar entity.

                  "PCS Holdings" shall mean U S WEST PCS Holdings, Inc., a Delaware corporation.

                  "Privileged Information" shall mean, with respect to either Group, Information regarding a member of such Group, or any of its operations, Assets or Liabilities (whether in documents or stored in any other form or known to its employees or agents) that is or may be protected from disclosure pursuant to the attorney-client privilege, the work-product doctrine or other applicable privileges.

                  "Representative" shall mean, with respect to any Person, any of such Person's directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SEC Documentation" shall mean the Proxy Statement, the Form S-4, the Form 8-A, the Form 8-B/A, any filings required in connection with the Exchange Offers and any offers to purchase prepared in connection with the Tender Offers (and all documents incorporated therein by reference).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Separation Disclosure Schedule" shall mean the Separation Disclosure Schedule, dated as of the date hereof, as the same may be amended or supplemented pursuant to this Agreement.

                  "Shared Contingent Gain" shall mean any right of U S WEST and its Subsidiaries against any Person to the extent such right (i) does not relate primarily to the New

U S WEST Business or the MediaOne Business or (ii) relates primarily to both the New U S WEST Business and the MediaOne Business, including, without limitation, the rights listed in Section 1.1(h) of the Separation Disclosure Schedule.

                  "Shared Liability" shall mean any Liability of U S WEST or any of its Subsidiaries (whether arising prior to, at or following the Separation
Time) which (i) arises out of or is in connection with or otherwise relates to the management or conduct prior to the Separation Time of the businesses of U S WEST and its Subsidiaries and is not otherwise included in the definition of "New U S WEST Liabilities" or "MediaOne Liabilities" or allocated to one of the Groups pursuant to this Agreement or the Tax Sharing Agreement or (ii) arises out of any Transaction Suit, including, without limitation, the Liabilities listed in Section 1.1(i) of the Separation Disclosure Schedule, but excluding Transaction Costs.

                  "Subsidiary" shall mean, with respect to any Person, (i) each corporation, partnership, joint venture or other legal entity of which such Person owns, either directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity and (ii) each partnership in which such Person or another Subsidiary of such Person is the general partner or otherwise controls such partnership.

                  "Tax" or "Taxes" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

                  "Tax Sharing Agreement" shall mean the Tax Sharing Agreement, substantially in the form of Exhibit B to this Agreement.

                  "Terminated Communications Employees" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Terminated Media Employees" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  "Trademarks"   shall  mean  all  registered  and  unregistered
trademarks, service marks, service names, trade styles and trade names (including, without limitation, trade dress and other names, marks and slogans) and all associated goodwill and all applications for any of the foregoing, together with all rights to use any of the foregoing.

                  "Trading Day" shall mean each weekday other than any day on which the Communications Stock is not traded on the NYSE.

                  "Transaction   Costs"   shall  mean  the  costs  and  expenses
associated  with the  transactions  contemplated  by this  Agreement  listed  in
Section 1.1(j) of the Separation Disclosure Schedule.

                  "Transaction Documents" shall mean this Agreement, the Employee Matters Agreement and the Tax Sharing Agreement and documents, schedules, exhibits and annexes attached hereto or thereto or delivered pursuant hereto or thereto, including, without limitation, the deeds, lease assignments and assumptions, leases, subleases and sub-subleases, and the supplemental and other agreements and instruments relative thereto.

                  "Transaction Suit" shall mean (i) any Action that is commenced against any member of the U S WEST Group or any member of the New U S WEST Group or any of their respective directors, officers or employees challenging this Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby or any of the terms thereof or (ii) arises out of any untrue statement or alleged untrue statement of a material fact contained in any of the SEC Documentation, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (but only with respect to information relating to transactions contemplated by this Agreement or any other Transaction Document contained in or omitted from the SEC

Documentation); provided, however, that any Action arising out of or relating to the transfer of Assets between employee benefits trusts sponsored by the Groups shall not be a "Transaction Suit" and shall be governed by the provisions of the Employee Matters Agreement.

                  "Trusts" shall mean U S WEST Financing I, a Delaware statutory business trust, and U S WEST Financing II, a Delaware statutory business trust.

                  "Trust Securities" shall mean the 7.96% Trust Originated Preferred Securities of U S WEST Financing I, a Delaware statutory business trust, and the 8 1/4% Trust Originated Preferred Securities of U S WEST Financing II, a Delaware statutory business trust.

                  "U S WEST" shall have the meaning set forth in the preamble to this Agreement.

                  "U S WEST Group" shall mean, at and after the Separation Time, U S WEST and all of its Subsidiaries (other than New U S WEST and its Subsidiaries).

                  "U S WEST Savings Plan/ESOP" shall have the meaning ascribed to such term in the Employee Matters Agreement.

                  1.2 Terms Defined Elsewhere in the Agreement. For the purposes of this Agreement, the following terms have the meanings set forth in the Sections indicated:

Term                                                                                Section

AAA Rules............................................................................   12.2
Archive Vendor.......................................................................10.1(d)
Archived Joint Books and Records.....................................................10.1(d)
Asserted Liability....................................................................8.3(a)
AT....................................................................................3.3(c)
AT&T..................................................................................3.3(a)
Beneficial Holder.....................................................................9.4(c)
Borrower Subsidiaries....................................................................3.2
Charter Amendments....................................................................2.1(b)
Claim Notice..........................................................................8.3(a)
CGI...................................................................................3.1(g)
Code................................................................................recitals
Communications........................................................................3.3(c)
Communications Certificates...........................................................4.4(b)
Communications Group................................................................recitals




Communications Redemption..............................................................4.1(a)
Communications Rights...............................................................2.6(b)(i)
Contribution..............................................................................3.3
Demand...................................................................................12.2
Dex..................................................................................recitals
Directories Business.................................................................recitals
Disputes..................................................................................2.2
Distribution Agent.....................................................................4.4(c)
Dividend Number........................................................................4.3(b)
Domestic Cable.........................................................................3.1(c)
Exchange Agent.........................................................................3.2(l)
Exchange Offers........................................................................3.2(j)
Federal Relations......................................................................3.1(e)
FinanceCo..............................................................................3.2(a)
Financially Reasonable Terms........................................................8.3(c)(i)
Form 8-A............................................................................2.3(b)(i)
Form 8-B/A.........................................................................2.3(b)(ii)
Form S-4...........................................................................2.3(a)(ii)
International..........................................................................3.1(e)
Interactive Services...................................................................3.1(e)
Joint Books and Records...............................................................10.1(c)
Media Certificates.....................................................................4.4(b)
Media Dividend.........................................................................4.1(b)
Media Group..........................................................................recitals
Media Rights........................................................................2.6(b)(i)
MediaOne Assets........................................................................3.3(b)
MediaOne Common Stock..................................................................4.1(c)
MediaOne Delaware......................................................................3.1(d)
MediaOne Exchange Securities...........................................................3.2(j)
MediaOne Georgia.......................................................................3.1(a)
MediaOne Liabilities...................................................................3.4(b)
MediaOne New Indebtedness..............................................................3.2(a)
MediaOne Obligation....................................................................9.3(a)
MGRM..................................................................................10.4(a)
Multimedia.............................................................................3.1(b)
National Contract......................................................................9.4(e)
New U S WEST ........................................................................Recitals
New U S WEST Action....................................................................5.1(a)
New U S WEST Assets....................................................................3.3(a)
New U S WEST Common Stock..............................................................2.1(a)
New U S WEST DRS System................................................................4.4(d)
New U S WEST Exchange Securities.......................................................3.2(j)
New U S WEST Indemnified Parties.......................................................8.2(a)
New U S WEST Liabilities...............................................................3.4(a)
New U S WEST New Indebtedness..........................................................3.2(h)
New U S WEST Obligation................................................................9.3(a)
New U S WEST Right.....................................................................2.6(a)
New U S WEST Rights Agreement..........................................................2.6(a)



New U S WEST SIP.......................................................................4.4(a)
New U S WEST SIP Account...............................................................4.4(a)
Non-Managing Party.....................................................................8.3(b)
Non-Receiving Party....................................................................8.3(b)
Notice Period......................................................................... 8.3(a)
NYSE...................................................................................2.3(b)
Panel.................................................................................   12.2
Party.................................................................................   12.2
Pre-Separation Adjustment..............................................................3.3(d)
Provider..................................................................................5.3
Proxy Statement.....................................................................2.3(a)(i)
PSE....................................................................................2.3(b)
Real Estate............................................................................3.1(e)
Recipient.................................................................................5.3
Receiving Party........................................................................8.3(b)
Record Date.........................................................................4.3(a)(i)
Record Holder..........................................................................9.4(c)
Redemption Date...................................................................4.3(a)(iii)
Refinancing............................................................................3.2(j)
Reorganization............................................................................3.1
Restated Certificate.................................................................recitals
Separation................................................................................4.1
Separation Committee.....................................................................12.2
Separation Time...........................................................................4.2
Shared Asserted Liability..............................................................8.3(b)
Shared Claim Notice....................................................................8.3(b)
Shared Liability Insurance Proceeds....................................................7.2(c)
SIP Participant........................................................................4.4(a)
Stockholders' Meeting.....................................................................2.2
Tender Offers..........................................................................3.2(j)
Trust Exchange Securities..............................................................3.2(j)
U S WEST.............................................................................Recitals
U S WEST Action........................................................................5.1(b)
U S WEST Indemnified Parties...........................................................8.1(a)
U S WEST Rights Agreement..............................................................2.6(b)
U S WEST SIP...........................................................................4.4(a)
U S WEST SIP Account...................................................................4.4(a)
USWRM.................................................................................10.4(a)
Western Range.......................................................................3.3(b)(i)
Western Range Transferred Insurance Arrangements.......................................7.1(a)

                  1.3 Other Definitional Provisions. (a) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) The terms "dollars" and "$" shall mean United States dollars.

                  1.4 References to Time. All references in this Agreement to times of the day shall be to Mountain time.


                                   ARTICLE II

                       CERTAIN PRE-SEPARATION TRANSACTIONS

                  2.1 Certificates of Incorporation; Bylaws; Name Changes. (a) Prior to the Separation Time, U S WEST shall cause New U S WEST to take all actions necessary to amend its Certificate of Incorporation and Bylaws in the manner specified by U S WEST. The Certificate of Incorporation of New U S WEST shall, among other things, authorize (i) 2,000,000,000 shares of Common Stock, par value $.01 per share ("New U S WEST Common Stock"), of New U S WEST and (ii) 200,000,000 shares of Preferred Stock, par value $.01 per share, of New U S WEST.

                  (b) Prior to the Separation Time, U S WEST shall take all actions necessary in accordance with Applicable Law and the Restated Certificate to amend the Restated Certificate (the "Charter Amendments") as specified by U S WEST to, among other things, (i) permit the redemption of the Communications Stock in exchange for shares of New U S WEST Common Stock pursuant to Section
4.1 and (ii) following such redemption, delete all references to the Communications Stock and amend certain terms of the Media Stock set forth therein.

                  (c) Prior to the Separation Time, the parties hereto shall take all actions necessary so that, immediately after the Separation Time, (i) New U S WEST's name shall be changed to "U S WEST, Inc." and (ii) U S WEST's name shall be changed to "MediaOne Group, Inc."

                  2.2 Stockholders' Meeting. U S WEST shall take all actions necessary in accordance with Applicable Law, the Restated Certificate and U S WEST's Bylaws to call, give notice of, convene and hold a meeting of its stockholders (the "Stockholders' Meeting") as soon as practicable for the purpose of obtaining (i) the adoption of the Charter Amendments by the stockholders of U S WEST and (ii) such other approvals as may be determined by the Board of Directors of U S WEST.

                  2.3 Registration and Listing. (a) Prior to the Separation Time, (i) U S WEST shall prepare and file with the SEC a proxy statement under the Exchange Act relating to the Stockholders' Meeting (the "Proxy Statement") and (ii) New U S WEST shall prepare and file with the SEC a registration statement on Form S-4 registering under the Securities Act the shares of New U S WEST Common Stock to be issued to stockholders of U S WEST pursuant to Section 4.1, in which the Proxy Statement shall be included as a prospectus (the "Form S-4"). The parties hereto shall use their reasonable best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after the filing thereof. U S WEST shall cause the Proxy Statement to be mailed to U S WEST's stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. New U S WEST shall use its reasonable best efforts to take all such actions as may be necessary or appropriate under state securities and "blue sky" laws in connection with the Separation.

                  (b) Prior to the Separation Time, (i) New U S WEST shall prepare and file with the SEC a registration statement on Form 8-A registering under the Exchange Act the New U S WEST Common Stock (the "Form 8-A") and (ii) U S WEST shall prepare and file with the SEC an amendment on Form 8-K to U S WEST's existing registration statement on Form 8-B amending the terms of the Media Stock to reflect the changes set forth in the Charter Amendments (the "Form 8-B/A"). New U S WEST shall take all actions necessary to list the New U S WEST Common Stock on The New York Stock Exchange ("NYSE") and the Pacific Stock Exchange (the "PSE"), subject to official notice of issuance. U S WEST shall take all actions necessary to list the MediaOne Common Stock on the NYSE and the PSE.

                  (c) The parties hereto shall cooperate in preparing and filing with the SEC and causing to be declared effective any registration statements or amendments thereto that are necessary or appropriate in order to reflect the establishment of, or amendments to, any employee benefit plans contemplated by this Agreement or any other Transaction Document requiring registration under the Securities Act.

                  2.4 Boards of Directors. Prior to the Separation Time, the parties hereto shall take all actions necessary so that, effective immediately after the Separation Time, the Boards of Directors of U S WEST and New U S WEST shall be comprised of the individuals so named in the Proxy Statement.

                  2.5 Rights Agreements. (a) Prior to the Separation Time, New U S WEST shall enter into a Rights Agreement (the "New U S WEST Rights Agreement") on terms specified by U S WEST pursuant to which one Preferred Stock Purchase Right of New U S WEST (a "New U S WEST Right") will be attached to each share of New U S WEST Common Stock issued to U S WEST pursuant to Section 4.1. All references in this Agreement to New U S WEST Common Stock shall be deemed to include such New U S WEST Rights.

                  (b) Prior to the Separation Time, the Amended and Restated Rights Agreement, dated as of October 31, 1995 (the "U S WEST Rights Agreement"), between U S WEST and State Street Bank and Trust Company, as rights agent, shall be amended to provide (i) that the U S WEST Communications Group
Rights (as defined in the U S WEST Rights Agreement) (the "Communications Rights") and the U S WEST Media Group Rights (as defined in the U S WEST Rights Agreement) (the "Media Rights") shall not become exercisable, distributed or unredeemable as a result of the consummation of the Separation; (ii) that the Communications Rights will expire at the Separation Time; and (iii) for certain amendments to the terms of the Media Rights.

                  2.6 The Transaction Documents. Prior to the Separation Time, each of U S WEST and New U S WEST shall enter into, or cause the appropriate members of the Group of which it is a member to enter into, the Transaction Documents.

                  2.7 U S WEST Approval of Certain New U S WEST Actions. Prior to the Separation Time, U S WEST shall take and/or ratify all actions necessary under Applicable Law, as the sole stockholder of New U S WEST, to effectuate the transactions contemplated by this Agreement, including, without limitation, adopting and implementing appropriate plans, agreements and arrangements for New U S WEST Employees.

                                   ARTICLE III

                          REORGANIZATION; CONTRIBUTION;
                           REFINANCING OF INDEBTEDNESS

                  3.1 Reorganization. Subject to the terms and conditions of this Agreement, at such time as determined by U S WEST in its sole discretion, U S WEST shall cause the following transactions to occur in the order set forth below (collectively, the "Reorganization"):

                  (a)   MediaOne,   Inc.,  a  Georgia   corporation   ("MediaOne
Georgia"), shall cause:

                  (i) MediaOne Business Services, Inc., a Colorado corporation, to be merged with and into MediaOne Georgia;

                  (ii) MediaOne of Clayton County, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (iii) MediaOne of Cobb County, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (iv)   MediaOne   of  Conyers   Rockdale,   Inc.,   a  Georgia
         corporation, to be merged with and into MediaOne Georgia;

                  (v) MediaOne of Fayette County, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (vi) MediaOne of Fulton County, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (vii) MediaOne of Georgia, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (viii) MediaOne of Henry County, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia;

                  (ix) Peachtree SMATV Corporation, a Georgia corporation, to be merged with and into MediaOne Georgia; and

                  (x) Atlanta Home Network, Inc., a Georgia corporation, to be merged with and into MediaOne Georgia.

                  (b) MediaOne Group, Inc. (formerly U S WEST Multimedia Communications, Inc.), a Colorado corporation ("Multimedia"), shall cause MediaOne Georgia to be merged with and into Multimedia.

                  (c) MGI shall assume from Domestic Cable, Inc. (formerly U S WEST Domestic Cable, Inc.), a Colorado corporation ("Domestic Cable"), all of the Intercompany Indebtedness of Domestic Cable, in repayment of a corresponding amount of the indebtedness owed by MGI to Domestic Cable.

                  (d) MediaOne of Delaware, Inc., a Delaware corporation ("MediaOne Delaware"), shall assume from MGI all of the indebtedness owed by MGI to Domestic Cable (after giving effect to the repayment contemplated by Section 3.1(c)).

                  (e) MediaOne Delaware shall assume from MGI a portion of the Intercompany Indebtedness of MGI equal to the difference between (A) the total amount of Intercompany Indebtedness of MGI (after giving effect to the assumption contemplated by Section 3.1(c)) and (B) the sum of (1) the difference between (x) $3.9 billion and (y) the Intercompany Indebtedness of Dex plus (2) the difference between (x) the principal amount of the indebtedness owed by Capital Funding to U S WEST and (y) the principal amount of the Intercompany Indebtedness of U S WEST Federal Relations, Inc., a Delaware corporation ("Federal Relations").

                  (f)  MGI  shall  contribute  as  a  capital   contribution  to
Multimedia:

                  (i) all of the issued and outstanding shares of capital stock of: (A) MediaOne Capital Corporation (formerly U S WEST Capital Corporation), a Colorado corporation; (B) MediaOne Interactive Services, Inc. (formerly U S WEST Interactive Services, Inc.), a Colorado corporation ("Interactive Services"); (C) MediaOne International Holdings, Inc. (formerly U S

         WEST International Holdings, Inc.), a Delaware corporation ("International"); (D) MediaOne Investments Holdings, Inc. (formerly U S WEST Investments, Inc.), a Colorado corporation; (E) MediaOne Delaware; (F) Far East Investment Company, a Colorado corporation; (G) Domestic Cable; (H) MediaOne Cellular Holdings, Inc. (formerly U S WEST Cellular Holdings, Inc.), a Delaware corporation; and (I) MediaOne PCS Services, Inc. (formerly U S WEST PCS Services, Inc.), a Colorado corporation; and

                  (ii) all of the AirTouch Stock.

                  (g) MGI shall distribute as a dividend all of the issued and outstanding capital stock of Multimedia to U S WEST.

                  (h) U S WEST shall merge U S WEST Communications Group, Inc., a Colorado corporation ("CGI"), with and into New U S WEST, with New U S WEST continuing as the surviving corporation. Pursuant to such merger, the issued and outstanding capital stock of CGI shall be converted into a number of shares of New U S WEST Common Stock equal to the sum of (i) the number of shares of Communications Stock that will be issued and outstanding immediately prior to the Separation Time plus (ii) the aggregate number of shares of New U S WEST Common Stock to be issued to holders of Media Stock in connection with the Separation pursuant to Section 4.1. Each share of New U S WEST Common Stock so issued to U S WEST shall be fully paid, nonassessable and free of preemptive rights.

                  3.2 Refinancing of Indebtedness. Following consummation of the Reorganization, U S WEST shall cause the following actions to be taken with respect to certain indebtedness of U S WEST and its Subsidiaries (as used in this Section 3.2, all references to "amounts" or "aggregate principal amounts" of any indebtedness shall refer to the face amount of such indebtedness):

                  (a) A newly formed direct or indirect Subsidiary of U S WEST ("FinanceCo") shall incur an aggregate principal amount of indebtedness equal to the difference between (i) the sum of (A) the total aggregate principal amount of the Capital Funding Indebtedness attributed to the Media Group plus (B) the total aggregate principal amount of the Financial Services Indebtedness plus (C) an aggregate principal amount of indebtedness sufficient to fund the costs and expenses which are the responsibility of the U S WEST Group in connection with the Separation and (ii) the sum of (A) $3.9 billion plus (B) the amount of the AirTouch Funds (the "MediaOne New Indebtedness"). All of the indebtedness incurred by FinanceCo shall be guaranteed by U S WEST.

                  (b) FinanceCo shall lend to Financial Services an amount of funds equal to the total aggregate principal amount of the Financial Services Indebtedness.

                  (c) FinanceCo shall lend to each of (i) PCS Holdings, (ii) Interactive Services, (iii) Financial Services, (iv) International and (v) MediaOne Real Estate, Inc. (formerly U S WEST Real Estate, Inc.), a Colorado corporation ("Real Estate"), an amount of funds equal to the Intercompany Indebtedness of such entity. Each such entity shall, in turn, use the funds so borrowed from FinanceCo to repay its Intercompany Indebtedness.

                  (d)  U  S  WEST  shall   assume  from   Capital   Funding  the
indebtedness owed by Capital Funding to International. U S WEST shall, in turn, contribute such indebtedness to FinanceCo.

                  (e) FinanceCo shall lend to MediaOne Delaware an amount of funds equal to the sum of the Intercompany Indebtedness of Multimedia and MediaOne Delaware (after giving effect to the assumption made pursuant to Section 3.1(c)). MediaOne Delaware shall, in turn, use a portion of the funds so borrowed from FinanceCo to repay its Intercompany Indebtedness and shall distribute as a dividend to Multimedia the balance of the funds so borrowed from FinanceCo. Multimedia shall, in turn, use such balance of funds to repay its Intercompany Indebtedness.

                  (f) Capital Funding shall repay a portion of the indebtedness owed by Capital Funding to U S WEST equal to the aggregate principal amount of the Intercompany Indebtedness of Federal Relations by distributing to U S WEST the Intercompany Indebtedness of Federal Relations. U S WEST will, in turn, contribute as a capital contribution to Federal Relations such Intercompany Indebtedness and Federal Relations shall transfer such capital contribution to Capital Funding to repay such Intercompany Indebtedness.

                  (g) U S WEST shall contribute as a capital contribution to MGI all of the indebtedness owed by Capital

Funding to U S WEST. MGI shall use such indebtedness to repay a corresponding aggregate principal amount of its Intercompany Indebtedness.

                  (h) Capital Funding shall incur an aggregate principal amount of new indebtedness equal to the sum of (i) the total aggregate principal amount of Capital Funding Indebtedness attributed to the Communications Group plus (ii) $3.9 billion plus (iii) an aggregate principal amount of new indebtedness sufficient to fund the costs and expenses which are the responsibility the New U S WEST Group in connection with the Separation, as well as the Pre- Separation Adjustment (the "New U S WEST New Indebtedness"). All of the new indebtedness incurred by Capital Funding shall be guaranteed by New U S WEST.

                  (i) FinanceCo shall loan to U S WEST all of the proceeds of the indebtedness incurred by FinanceCo to fund the costs and expenses which are the responsibility of the U S WEST Group in connection with the Separation and U S WEST shall use such funds to pay or cause to be paid such costs and expenses (including by contributing funds to Capital Funding to fund the costs and expenses of the Refinancing as described below). Capital Funding shall loan to New U S WEST all of the proceeds of the indebtedness incurred by Capital Funding to fund the costs and expenses which are the responsibility of the New U S WEST Group in connection with the Separation (other than costs and expenses included in the Pre-Separation Adjustment) and New U S WEST shall use such funds to pay or cause to be paid such costs and expenses. Capital Funding shall loan to U S WEST an amount of funds equal to the Pre-Separation Adjustment and New U S WEST shall, in turn, assume from U S WEST all of the obligations of U S WEST under such indebtedness. U S WEST shall contribute, as a capital contribution, to Capital Funding the amount of funds necessary for Capital Funding to fund all of the costs and expenses of the Refinancing payable by Capital Funding and Capital Funding shall use such funds to pay such costs and expenses.

                  (j) U S WEST shall take all actions necessary to cause the Capital Funding Public Indebtedness, the Capital Funding Private Indebtedness, the Trust Securities and the Financial Services Indebtedness to be refinanced (collectively, the "Refinancing") through one or more of: (i) offers to purchase the Capital Funding Public Indebtedness, the Financial Services Indebtedness and the

Trust Securities (the "Tender Offers"); (ii) offers to exchange (the "Exchange Offers") (A) the Capital Funding Public Indebtedness for new debt securities of Capital Funding guaranteed by New U S WEST (the "New U S WEST Exchange Securities") or new debt securities of FinanceCo guaranteed by U S WEST (the "MediaOne Exchange Securities") and (B) the Trust Securities for new trust securities of New Trusts (the "Trust Exchange Securities"); (iii) repayments of the Capital Funding Private Indebtedness; and (iv) defeasance of the Capital Funding Public Indebtedness, Financial Services Indebtedness and the Capital Funding Trust Indebtedness.

                  (k) Capital Funding shall use a portion of the proceeds of the New U S WEST New Indebtedness, together with the AirTouch Funds, if any, and the funds it receives from Interactive Services, Financial Services, Real Estate, International, MediaOne Delaware and Multimedia (collectively, the "Borrower
Subsidiaries") pursuant to Sections 3.2 (c) and (e) to (i) repay all of the Capital Funding Private Indebtedness, (ii) repay all of the Capital Funding Public Indebtedness tendered pursuant to the Tender Offers, (iii) repurchase all of the Trust Securities tendered in the Tender Offers and the Exchange Offers and (iv) defease all of the Capital Funding Public Indebtedness and Capital Funding Trust Indebtedness to be defeased pursuant to the Refinancing. Capital Funding shall use the Trust Securities which it repurchases pursuant to the Tender Offers to satisfy its obligations under a corresponding aggregate principal amount of Capital Funding Trust Indebtedness. Financial Services shall use the funds it receives from FinanceCo pursuant to Section 3.2(b) to repay all of the Financial Services Indebtedness tendered pursuant to the Tender Offers.

                  (l) In the event that holders of Capital Funding Public Indebtedness offer to exchange such indebtedness for New U S WEST Exchange
Securities pursuant to the Exchange Offers, the amount of New U S WEST New Indebtedness shall be reduced by an amount equal to the aggregate principal amount of the New U S WEST Exchange Securities issued. In no event shall New U S WEST Exchange Securities be issued in an aggregate principal amount which exceeds the aggregate principal amount of the New U S WEST New Indebtedness. In the event that holders of Capital Funding Public Indebtedness offer to exchange such indebtedness for MediaOne Exchange Securities pursuant to the Exchange Offers, (i) FinanceCo shall distribute to U S WEST such

MediaOne Exchange Securities, U S WEST shall contribute such MediaOne Exchange Securities to Capital Funding and Capital Funding shall issue such MediaOne Exchange Securities in exchange for the Capital Funding Public Indebtedness offered for exchange, (ii) the amount of MediaOne New Indebtedness shall be reduced by an amount equal to the aggregate principal amount of the MediaOne Exchange Securities issued, (iii) Capital Funding shall transfer to U S WEST all of its rights under an amount of Intercompany Indebtedness of the Borrower Subsidiaries equal to the aggregate principal amount of such MediaOne Exchange Securities (in which event the transactions contemplated by Sections 3.2(c) and 3.2(e) shall not be effected with respect to an amount equal to the amount of such Intercompany Indebtedness) and (iv) MediaOne Funding shall declare as a dividend to U S WEST a note in an amount equal to the aggregate principal amount of such MediaOne Exchange Securities. In the event that holders of Trust Securities offer to exchange such securities for Trust Exchange Securities pursuant to the Exchange Offers, (i) Capital Funding shall repurchase such Trust Securities as described in Section 3.2(k), (ii) the exchange agent for the Exchange Offers (the "Exchange Agent") shall use the funds which Capital Funding would otherwise pay to such holders to purchase, on behalf of such holders, Trust Exchange Securities from one or more New Trusts with an aggregate liquidation amount corresponding to the aggregate liquidation amount of the Trust Securities repurchased by Capital Funding and shall deliver such Trust Exchange Securities to such holders, (iii) each New Trust shall loan to FinanceCo the funds received upon issuance of such Trust Exchange Securities and FinanceCo shall use such funds to repay a portion of the MediaOne New Indebtedness and (iv) Capital Funding shall use the Trust Securities which it so repurchases to satisfy its obligations under a corresponding aggregate principal amount of Capital Funding Trust Indebtedness. In no event shall MediaOne Exchange Securities and Trust Exchange Securities be issued in an aggregate principal amount which exceeds the aggregate principal amount of the MediaOne New Indebtedness.

                  (m) In the event that less than all of the Capital Funding Public Indebtedness, Trust Securities and Financial Services Indebtedness are tendered or exchanged pursuant to the Refinancing and U S WEST does not elect to defease such indebtedness (or, in the case of the Trust Securities, the related Capital Funding Trust Indebtedness), (i) U S WEST shall assume from Capital Funding all of the Capital Funding Public Indebtedness not tendered or exchanged and an amount of Capital Funding Trust Indebtedness equal to the liquidation amount of the Trust Securities not tendered or exchanged, (ii) the amount of the MediaOne New Indebtedness shall be reduced by an amount equal to the principal amount of the indebtedness assumed by U S WEST from Capital Funding, (iii) Capital Funding shall transfer to U S WEST all of its rights under an amount of Intercompany Indebtedness of the Borrower Subsidiaries equal to the aggregate principal amount of the indebtedness assumed by U S WEST from Capital Funding (in which event the transactions contemplated by Sections 3.2(c) and 3.2(e) shall not be effected with respect to an amount equal to the amount of such Intercompany Indebtedness), (iv) MediaOne Funding shall declare as a dividend to U S WEST a note in an amount equal to the aggregate principal amount of the indebtedness assumed by U S WEST from Capital Funding and (v) FinanceCo shall not make the loans contemplated by Section 3.2(b) with respect to an amount equal to the amount of Financial Services Indebtedness not tendered.

                  (n) U S WEST shall cause the U S WEST Savings Plan/ESOP to repay all LESOP Notes outstanding immediately prior to the Separation Time.

                  3.3 Contribution.  Subject to the terms and conditions of this
Agreement, following consummation of the Reorganization and the transactions contemplated by Section 3.2, U S WEST and New U S WEST shall cause the following transactions to occur in the order set forth below (collectively, the "Contribution"):

                  (a) U S WEST shall, as a capital contribution to New U S WEST, convey, transfer, assign and deliver to New U S WEST all of U S WEST's right, title and interest in and to all of the following Assets (together with all of the Assets of New U S WEST and its Subsidiaries prior to such transfer, the "New U S WEST Assets"):

                  (i) all of the issued and outstanding capital stock, together with all the Assets, of: (A) MGI; (B) Capital Funding; (C) Federal
         Relations; (D) U S WEST Investment Management Company, a Colorado corporation; (E) U S WEST SPF Co., a Colorado corporation; and (F) U S WEST IP Holdings, Inc., a Delaware corporation;

                  (ii) except as set forth in Section 3.3(c), all of the Assets included on the combined balance sheet of the Communications Group as of March 31, 1998 and any

         Assets acquired by U S WEST or any of its Subsidiaries relating primarily to the businesses attributed to the Communications Group from April 1, 1998 to the Separation Time (including, in each case, the proceeds received upon disposition of any such Assets);

                  (iii) all of the Assets included on the consolidated balance sheet of Dex, as of March 31, 1998 and any Assets acquired by U S WEST or any of its Subsidiaries relating primarily to the Directories Business from April 1, 1998 to the Separation Time (including, in each case, the proceeds received upon disposition of any such Assets);

                  (iv) subject to Section 5.6 and except as otherwise agreed to by U S WEST and New U S WEST, all of the New U S WEST Trademarks, New U S WEST Patents and New U S WEST Other Intellectual Property and an equal and undivided interest in the Joint Patents and the Joint Other Intellectual Property;

                  (v) all of the New U S WEST Insurance Arrangements, an equal and undivided interest in the Joint Insurance Arrangements and all of the other rights granted, and Assets contemplated to be transferred, to New U S WEST pursuant to Article VII;

                  (vi) all of the rights granted, and Assets contemplated to be transferred, to New U S WEST and the Communications Employee Benefit Plans and Communications Employee Arrangements pursuant to the Employee Matters Agreement;

                  (vii) all of the rights of U S WEST and its Subsidiaries with respect to the Actions listed in Section 3.3(a)(vii) of the Separation Disclosure Schedule and any other rights of U S WEST and its Subsidiaries against any Person to the extent such rights relate primarily to the New U S WEST Business;

                  (viii)  50% of all Shared Contingent Gains;

                  (ix)  all  of  the  leasehold   interests  listed  in  Section
         3.3(a)(ix) of the Separation Disclosure
         Schedule;

                  (x) all of the Assets listed in Section 3.3(a)(x) of the Separation Disclosure Schedule;

                  (xi) all Contracts entered into by or for U S WEST on behalf of, or which relate primarily to, the New U S WEST Business, including, without limitation, agreements between U S WEST and Amerian Telephone and Telegraph Company ("AT&T") pursuant to the Modification of Final Judgment (and the subsequent approved Plan of Reorganization) by the United States District Court for the District of Columbia (Civil Action 82-0192), and any follow-on agreements or rights such as the right of U S WEST to elect a license under AT&T patents pursuant to the agreement, effective January 1, 1989, between AT&T and Bell Communications Research, Inc.; and

                  (xii) U S WEST Education Foundation, a Washington nonprofit corporation, and U S WEST Foundation, a Colorado nonprofit corporation;

                  (b) U S WEST shall retain and shall not contribute to New U S WEST, and the New U S WEST Assets shall not include, all of U S WEST's right, title and interest in all of the Assets of U S WEST other than the New U S WEST Assets (together with any Assets transferred to U S WEST or any member of the U S WEST Group pursuant to Section 3.3(c) or the Employee Matters Agreement, the "MediaOne Assets"), including, without limitation, the following Assets:

                  (i) all of the issued and outstanding capital stock, together with all of the assets, of (A) Multimedia; (B) MediaOne of Michigan, Inc., a Michigan corporation; (C) Western Range Insurance Co, a Vermont corporation ("Western Range"); and (D) if FinanceCo is a Subsidiary of U S WEST, FinanceCo;

                  (ii) all of the Assets included on the combined balance sheet of the Media Group as of March 31, 1998 (other than the Assets of Dex and its Subsidiaries) and any Assets acquired by U S WEST or any of its Subsidiaries relating primarily to the MediaOne Business from April 1, 1998 to the Separation Time (including, in each case, the proceeds received upon disposition of any such Assets);

                  (iii) all of the shares of Media Stock held as treasury stock by U S WEST;

                  (iv) all of the common securities of the Trusts, any New Trusts and U S WEST Financing III, a Delaware statutory business trust;

                  (v) subject to Section 5.6 and except as otherwise agreed to by U S WEST and New U S WEST, all of the MediaOne Trademarks, MediaOne Patents and MediaOne Other Intellectual Property, and an equal and undivided interest in the Joint Patents and the Joint Other Intellectual Property;

                  (vi) all of the MediaOne Insurance Arrangements, an equal and undivided interest in the Joint Insurance Arrangements and all of the rights granted to, and Assets contemplated to be retained by, U S WEST pursuant to Article VII;

                  (vii) all of the rights of U S WEST and its Subsidiaries with respect to the Actions listed in Section 3.3(b)(vii) of the Separation Disclosure Schedule and any other rights of U S WEST and its Subsidiaries against any Person to the extent such rights relate primarily to the MediaOne Business;

                  (viii)  50% of all Shared Contingent Gains;

                  (ix)  all  of  the  leasehold   interests  listed  in  Section
         3.3(b)(ix) of the Separation Disclosure
         Schedule;

                  (x) all of the Assets listed in Section 3.3(b)(x) of the Separation Disclosure Schedule; and

                  (xi) all Contracts entered into by or for U S WEST on behalf of, or which relate primarily to, the MediaOne Business.

                  (c) New U S WEST shall cause the following transfers:

                  (i) U S WEST Advanced Technologies, Inc., a Colorado corporation which will be a Subsidiary of New U S WEST upon consummation of the Reorganization ("AT"), shall convey, transfer, assign and deliver to U S WEST all of AT's right, title and interest in and to the Assets of AT listed in Section 3.3(c) of the Separation Disclosure Schedule.

                  (ii) U S WEST Communications, Inc., a Colorado corporation which will be a Subsidiary of New U S WEST upon consummation of the Reorganization ("Communications") shall convey, transfer, assign and deliver to U S WEST all of Communications' right, title and interest in and to the Assets of Communications listed in Section 3.3(c) of the Separation Disclosure Schedule.

                  (iii) Federal Relations shall convey, transfer, assign and deliver to U S WEST all of Federal Relation's right, title and interest in and to the Assets of Federal Relations listed in Section 3.3(c) of the Separation Disclosure Schedule.

                  (d) Prior to the Separation Time, the Chief Financial Officer of the Communications Group and the Chief Financial Officer of the Media Group shall agree in writing as to the amount of the Pre-Separation Adjustment (as determined below). The "Pre-Separation Adjustment" shall be determined in the manner set forth in Section 3.3(d) of the Separation Disclosure Schedule. The Pre-Separation Adjustment shall be satisfied in the manner contemplated by
Section 3.2(i).

                  3.4 Discharge of Liabilities. (a) From and after the Separation Time, New U S WEST agrees to (or to cause a member of the New U S WEST Group to) discharge or perform when due all of the following Liabilities (the "New U S WEST Liabilities"):

                  (i) all Liabilities of U S WEST arising out of or relating primarily to the New U S WEST Assets or the operation of the New U S WEST Business, whether arising before or after the Separation Time;

                  (ii) all of the Liabilities included on the combined balance sheet of the Communications Group as of March 31, 1998 and any Liabilities incurred by U S WEST or any of its Subsidiaries relating primarily to the businesses attributed to the Communications Group from April 1, 1998 to the Separation Time;

                  (iii) all of the Liabilities included on the consolidated balance sheet of Dex as of March 31, 1998 and any Liabilities incurred by U S WEST or any of its Subsidiaries relating primarily to the Directories Business from April 1, 1998 to the Separation Time;

                  (iv) all indebtedness  incurred by Capital Funding pursuant to
         Section 3.2 and all of the indebtedness of U S WEST Communications, Inc., a Colorado corporation;

                  (v) all Liabilities identified in Section 2(a) of the Employee Matters Agreement and all other Liabilities identified in the Employee Matters Agreement as Liabilities of the New U S WEST Group;

                  (vi)  subject  to  Section  3.3(d),   the  Transaction   Costs
         identified in Section 1.1(j) of the Separation Disclosure Schedule as the responsibility of New U S WEST;

                  (vii)  for each  category  of  Shared  Liabilities  listed  in
         Section 1.1(i) of the Separation Disclosure Schedule, the percentage of such category of Shared Liabilities indicated in such section as the responsibility of New U S WEST;

                  (viii)  the   Actions  and   Liabilities   listed  in  Section
         3.4(a)(viii) of the Separation Disclosure Schedule

                  (ix) the Liabilities listed in Section 3.4(a)(ix) of the Separation Disclosure Schedule; and

                  (x) all Liabilities that are expressly contemplated by any of the Transaction Documents as Liabilities of any member of the New U S WEST Group.

                  (b) U S WEST shall retain and discharge or perform when due, and New U S WEST shall have no liability with respect to, all Liabilities of U S WEST other than the New U S WEST Liabilities (the "MediaOne Liabilities"), including, without limitation, the following:

                  (i) all Liabilities arising out of or relating primarily to the MediaOne Assets or the operation of the MediaOne Business, whether arising before or after the Separation Time;

                  (ii) all of the Liabilities included on the combined balance sheet of the Media Group as of March 31, 1998 (other than (A) the Liabilities of Dex and its Subsidiaries and (B) $3.9 billion of indebtedness (net of any indebtedness of Dex and its Subsidiaries)) and any Liabilities incurred by U S WEST or any of its

         Subsidiaries relating primarily to the MediaOne
         Business from April 1, 1998 to the Separation Time;

                  (iii) all indebtedness incurred by FinanceCo or assumed by U S WEST from Capital Funding or Financial Services pursuant to Section 3.2 and all indebtedness of MediaOne Delaware;

                  (iv) all Liabilities identified in Section 2(b) of the Employee Matters Agreement and all other Liabilities contemplated by the Employee Matters Agreement as Liabilities of the U S WEST Group;

                  (v)  subject  to  Section  3.3(d),   the   Transaction   Costs
         identified in Section 1.1(j) of the Separation Disclosure Schedule as the responsibility of U S WEST;

                  (vi) for each category of Shared Liabilities listed in Section 1.1(i) of the Separation Disclosure Schedule, the percentage of such category of Shared Liabilities indicated in such section as the responsibility of U S WEST;

                  (vii)  the   Actions   and   Liabilities   listed  in  Section
         3.4(b)(vii) of the Separation Disclosure
         Schedule;

                  (viii) the Liabilities listed in Section 3.4(b)(viii) of the Separation Disclosure Schedule; and

                  (ix) all Liabilities that are expressly contemplated by any of the Transaction Documents as Liabilities of any member of the U S WEST Group.

                  3.5 Closing; Delivery; Methods of Transfer and Assumption. (a) Unless otherwise provided in this Agreement, or in any other Transaction Document, the closing of the Reorganization, the Refinancing and the Contribution shall occur immediately prior to the Separation Time at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153.

                  (b)  In   connection   with   the   Reorganization   and   the
Contribution, (i) U S WEST shall execute and deliver and shall cause its Subsidiaries to execute and deliver, such deeds, bills of sale, stock powers, certificates of title, assignments of leases and contracts, assumption agreements and other instruments of contribution, grant, conveyance, assignment, transfer, delivery and assumption necessary to evidence the Reorganization and the Refinancing and (ii) U S WEST and New U S WEST shall (and shall cause their Subsidiaries, as applicable, to) execute and deliver such deeds, bills of sale, stock powers, certificates of title, assignments of leases and contracts, assumption agreements and other instruments of contribution, grant, conveyance, assignment, transfer, delivery and assumption necessary to evidence the Contribution and the transactions contemplated by Section 3.4. All such instruments shall be deemed to have been delivered as of the Separation Time.


                                   ARTICLE IV

                                 THE SEPARATION

                  4.1 The Separation. Subject to the terms and conditions of this Agreement, at the Separation Time, U S WEST shall cause the following transactions to occur (collectively, the "Separation"):

                  (a) U S WEST shall,  in  accordance  with the terms of Section
2.4.3 of Article V of the Restated Certificate (as amended by the Charter Amendments), redeem each share of Communications Stock issued and outstanding immediately prior to the Separation Time for one share of New U S WEST Common Stock (the "Communications Redemption"). Each share of Communications Stock held as treasury stock by U S WEST shall be cancelled.

                  (b) U S WEST shall distribute as a dividend (the "Media Dividend") on each share of Media Stock outstanding as of the close of trading on the Record Date (other than shares of Media Stock held as treasury stock by U S WEST) a number of shares of New U S WEST Common Stock equal to the Dividend Number (as determined in accordance with Section 4.3(b)).

                  (c) From and after the Separation Time, each outstanding share of Media Stock shall remain outstanding and shall thereafter represent a share of common stock, par value $.01 per share, of U S WEST, with the terms set forth in the Restated Certificate (as amended by the Charter Amendments). As used herein, such common stock is referred to as "MediaOne Common Stock".

                  (d) From and after the Separation Time, each outstanding share of Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, of U S WEST; Series D Convertible Preferred Stock, par value $1.00 per share, of U S WEST; and Series E Convertible Preferred Stock, par value $1.00 per share, of U S WEST, shall remain outstanding.

                  4.2 Separation Time. The Board of Directors shall determine the time at which the Separation shall become effective (the "Separation Time"), which time shall be following the satisfaction or waiver of all of the conditions set forth in Section 4.5 as determined by the Board of Directors of U S WEST.

                  4.3 Certain Determinations. (a) Prior to the Separation Time, the Board of Directors of U S WEST shall (i) fix the record date for determining the holders of Media Stock entitled to receive the Media Dividend (the "Record Date"), (ii) declare the Media Dividend, (iii) fix the date on which the Communications Stock shall be redeemed pursuant to the Communications Redemption (the "Redemption Date") and (iv) give notice to holders of Communications Stock of the Communications Redemption. The Redemption Date and the Record Date shall be the date on which the Separation Time shall occur.

                  (b) The "Dividend Number" shall equal the quotient of (i) $850,000,000 divided by (ii) the product of (x) the number of shares of Media Stock outstanding immediately prior to the Separation Time (other than shares of Media Stock held by U S WEST) multiplied by (y) the average Market Value of the Communications Stock over the period of 20 Trading Days ending on the fifth Trading Day prior to the date of the Separation Time, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-hundred thousandth, to the next highest one-hundred thousandth).

                  4.4 New U S WEST SIP Accounts; Certificates; Distribution Procedures. (a) Prior to the Separation Time, New U S WEST shall establish a Shareowner Investment Plan (the "New U S WEST SIP"). As of the Separation Time, New U S WEST shall establish an account (a "New U S WEST SIP Account") under the New U S WEST SIP for each stockholder of U S WEST (each, a "SIP Participant") which, immediately prior to the Separation Time, maintained an account (a "U S WEST SIP Account") under the U S WEST Shareowner Investment

Plan (the "U S WEST SIP"). As of the Separation Time, the New U S WEST SIP Account of each SIP Participant shall, without any action on the part of the SIP Participants, be credited by New U S WEST with that number of shares of New U S WEST Common Stock that such SIP Participant has the right to receive pursuant to the provisions of Section 4.1 and all shares of Communications Stock held in the U S WEST SIP Account of such SIP Participant shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist. SIP Participants shall be mailed the cash in lieu of fractional shares of New U S WEST Common Stock to which they are entitled pursuant to Section 4.4(h).

                  (b) As of the Separation Time, all shares or fractions of a share of Communications Stock redeemed pursuant to the Communications Redemption shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist. As of the Separation Time, each certificate that immediately prior to the Separation Time evidenced shares of Communication Stock ("Communications Certificates") shall be deemed at any time after the Separation Time to represent only the right to receive the shares of New U S WEST Common Stock issuable in respect thereof pursuant to Section 4.1 and the unpaid dividends and distributions payable with respect to such shares pursuant to this
Article IV. As of the Separation Time, each certificate that as of the Record Date evidenced shares of Media Stock ("Media Certificates") shall after the Separation Time represent a corresponding number of shares of MediaOne Common Stock, the right to receive the shares of New U S WEST Common Stock issuable in respect thereof pursuant to Section 4.1 and the unpaid dividends and distributions payable with respect to such shares pursuant to this Article IV.

                  (c) Prior to the Separation Time, New U S WEST shall establish a Direct Registration System which shall enable holders of New U S WEST Common Stock to hold such shares in uncertificated book-entry form (the "New U S WEST DRS System"). As of the Separation Time, U S WEST shall deposit with Boston Equiserve, as Distribution Agent ("Distribution Agent"), (a) for the benefit of holders of Communications Certificates, the shares of New U S WEST Common Stock to which such holders are entitled pursuant to Section 4.1, (b) for the benefit of holders of Media Certificates, the shares of New U S WEST Common Stock and certificates evidencing the shares of MediaOne Common Stock to which such holders are entitled pursuant to Section 4.1 and (c) for the benefit of SIP Participants, certificates evidencing the shares of MediaOne Common Stock to which such holders are entitled pursuant to Section
4.1. New U S WEST shall provide to the Distribution Agent the funds necessary to pay any cash payable in lieu of fractional shares of New U S WEST Common Stock pursuant to Section 4.4(h) and the funds or other property necessary to pay or make any dividends or distributions with respect to shares of New U S WEST Common Stock pursuant to Section 4.4(g).

                  (d) As soon as reasonably practicable after the Separation Time, the Distribution Agent shall mail to each holder of record of Communications Certificates (i) a letter of transmittal (which shall be in such form and have such provisions as U S WEST reasonably may specify), (ii) an affidavit of loss for use by holders whose Communications Certificates are lost, mutilated or destroyed and (iii) instructions for use in effecting the surrender of the Communications Certificates or completing such affidavit of loss. Upon surrender of a Communications Certificate for cancellation to the Distribution Agent or such affidavit of loss together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Communications Certificate shall be entitled to receive in exchange therefor that number of shares of New U S WEST Common Stock that such holder has the right to receive pursuant to Section 4.1 in respect thereof in uncertificated book-entry form through the New U S WEST DRS System and the Communications Certificate (if any) so surrendered shall forthwith be canceled.

                  (e) As soon as reasonably practicable after the Separation Time, the Distribution Agent shall mail to each holder of record of Media Certificates (i) a letter of transmittal (which shall be in such form and have such provisions as U S WEST reasonably may specify), (ii) an affidavit of loss for use by holders whose Media Certificates are lost, mutilated or destroyed and
(iii) instructions for use in effecting the surrender of the Media Certificates or completing such affidavit of loss. Upon surrender of a Media Certificate for cancellation to the Distribution Agent or such affidavit of loss together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Media Certificate shall be entitled to receive in exchange therefor a new certificate representing that number of shares of MediaOne

Common Stock represented by such Media Certificate and the Media Certificate (if any) so surrendered shall forthwith be canceled. As soon as reasonably practicable after the Separation Time, the Distribution Agent shall mail to each holder of record of Media Certificates information indicating the number of shares of New U S WEST Common Stock that such holder has the right to receive pursuant to Section 4.1 in respect thereof in uncertificated book-entry form through the New U S WEST DRS System and the amount of cash payable in lieu of fractional shares of New U S WEST Common Stock to which such holder is entitled pursuant to Section 4.4(h). As soon as reasonably practicable after the Separation Time, the Distribution Agent shall mail to each SIP Participant a certificate representing a number of shares of MediaOne Common Stock equal to the number of shares of Media Stock held in such SIP Participant's U S WEST SIP Account. Following such mailing to SIP Participants, the U S WEST SIP shall be terminated.

                  (f) In the event of a transfer of ownership of shares of Communications Stock or Media Stock that is not registered in the transfer records of U S WEST, certificates evidencing the proper number of shares of New U S WEST Common Stock and MediaOne Common Stock may be issued in accordance with this Section 4.4 to a transferee if the Communications Certificate or Media Certificate evidencing such shares of Communications Stock or Media Stock is presented to the Distribution Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

                  (g) Notwithstanding any other provisions of this Agreement, no dividends or other distributions declared after the Separation Time shall be paid with respect to any shares of New U S WEST Common Stock represented by a Communications Certificate until such Communications Certificate or an affidavit of loss is surrendered for exchange as provided herein. Subject to the effect of Applicable Laws, following surrender of any such Communications Certificate or affidavit of loss, there shall be paid to the holder of the shares of New U S WEST Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Separation Time theretofore payable with respect to such shares of New U S WEST Common Stock and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Separation Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of New U S WEST Common Stock, less the amount of any withholding taxes which may be required thereon.

                  (h) No certificates or scrip representing fractional shares of New U S WEST Common Stock shall be issued pursuant to the Media Dividend and such fractional share interests will not entitle the holder thereof to vote or to any rights of a stockholder of New U S WEST. Notwithstanding any provision of this Agreement, each Person who immediately prior to the Separation Time was a holder of shares of Media Stock who would otherwise have been entitled to receive a fraction of a share of New U S WEST Common Stock (after taking into account all of the shares of Media Stock owned by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of New U S WEST Common Stock multiplied by the average Market Value of the Communications Stock over the period of 20 Trading Days ending on the fifth Trading Day prior to the date of the Separation Time, rounded to the nearest cent (or if there shall not be a nearest cent, to the next highest cent).

                  (i) None of U S WEST, New U S WEST or the Distribution Agent shall be liable to any holder of shares of Communications Stock or Media Stock for shares of New U S WEST Common Stock, cash in lieu of fractional shares of New U S WEST Common Stock or dividends or distributions with respect to shares of New U S WEST Common Stock that have been delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                  (j) U S WEST shall be entitled to, or shall be entitled to cause the Distribution Agent to, deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Communication Stock or Media Stock such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by U S WEST or the Distribution Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Communications Stock or Media Stock in respect of which such deduction and withholding was made by U S WEST or the Distribution Agent.

                  (k) If any Communications Certificates or Media Certificates shall not have been surrendered prior to seven years after the Separation Time (or immediately prior to such earlier date on which any shares of New U S WEST Common Stock, cash in lieu of fractional shares of New U S WEST Common Stock or unpaid dividends or distributions with respect to shares of New U S WEST Common Stock in respect of such Communications Certificates or Media Certificates would otherwise escheat to or become the property of any Governmental Authority), any undistributed shares of New U S WEST Common Stock in respect of Communications Certificates or unpaid dividends or distributions in respect of such shares shall, to the extent permitted by Applicable Laws, become the property of New U S WEST and any undistributed shares of New U S WEST Common Stock in respect of Media Certificates or cash in lieu of fractional shares or unpaid dividends or distributions in respect of such shares shall, to the extent permitted by Applicable Laws, become the property of U S WEST.

                  (l) Notwithstanding any other provision of this Article IV, stockholders who are entitled to receive shares of New U S WEST Common Stock pursuant to Section 4.1 with an aggregate value greater than or equal to $15 million will not receive such shares until such stockholders make all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Shares of New U S WEST Common Stock issuable to stockholders required to make such filings shall be held in escrow by the Distribution Agent until such time as New U S WEST receives evidence from such stockholders that such filings have been made.

                  4.5 Conditions to the Separation. (a) The undertaking of U S WEST to effect the Separation is subject to the satisfaction of each of the following conditions, unless waived by the Board of Directors of U S WEST in its sole and absolute discretion:

                  (i) All of the transactions contemplated by this Agreement to be performed on or prior to the consummation of the Separation shall have been consummated.

                  (ii) The Form S-4, the Form 8-A and the Form

         8-B/A shall each have been declared effective by the SEC, and no stop order with respect thereto shall be in effect.

                  (iii) The Charter Amendments shall have been approved and adopted by the stockholders of U S WEST.

                  (iv) The Charter Amendments shall have been executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with Section 242 of the Delaware General Corporation Law.

                  (v) The Board of Directors of U S WEST shall have set the Redemption Date and given notice of the Communications Redemption to the holders of Communications Stock.

                  (vi) The Board of Directors of U S WEST shall have fixed the Record Date and declared the Media Dividend.

                  (vii) The New U S WEST Common Stock shall have been approved for listing on the NYSE and the PSE, subject to official notice of issuance.

                  (viii) No order, injunction or decree shall have been issued by any Governmental Authority and remain in effect preventing the consummation of the Separation.

                  (ix) All consents of, approvals of, notices to and filings with any Governmental Authority or any other Person necessary to consummate the Reorganization, the Contribution or the Separation shall have been obtained and be in full force and effect.

                  (x) U S WEST shall have provided the NYSE and the PSE with the prior written notice of the Redemption Date and the Record Date as required by Rule 10b-17 of the Exchange Act and the rules and regulations of the NYSE.

                  (xi) U S WEST shall have obtained an advance letter ruling from the Internal Revenue Service that certain aspects of the Reorganization, the Contribution and the Separation will qualify as tax-free transactions within the meaning of Sections 332,

         368(a)(1)(D) and 355 of the Code, and such ruling shall be in full force and effect at the Separation Time.

                  (xii) On or prior to the Separation Time, each of U S WEST and New U S WEST shall have entered into, or caused the appropriate members of the Group of which it is a member to enter into, each of the Transaction Documents.

                  (b) Any determination made by the Board of Directors of U S WEST on behalf of any of the parties hereto prior to the Separation Time concerning the satisfaction or waiver of any or all of the conditions set forth in this Section 4.5 shall be conclusive.


                                    ARTICLE V

                          POST-SEPARATION INTERCOMPANY
                             BUSINESS RELATIONSHIPS

                  5.1 Pending Litigation. Following the Separation Time, subject to the provisions of Section 8.3, (a) New U S WEST shall have exclusive authority and control over the investigation, prosecution, defense and appeal of all pending Actions relating to the New U S WEST Liabilities, including, but not limited to, the pending Actions listed in Section 3.4(a) of the Separation Disclosure Schedule (each, a "New U S WEST Action"), and may settle or compromise, or consent to the entry of any judgment with respect to, any such New U S WEST Action without the consent of U S WEST and (b) U S WEST shall have exclusive authority and control over the investigation, prosecution, defense and appeal of all pending Actions relating to the MediaOne Liabilities, including, but not limited to, the pending Actions listed in Section 3.4(b) of the Separation Disclosure Schedule (each, a "U S WEST Action"), and may settle or compromise, or consent to the entry of any judgment with respect to, any such U S WEST Action without the consent of New U S WEST; provided, however, that if any member of the New U S WEST Group or any of their respective directors, officers or employees is named as a party to a U S WEST Action or any member of the U S WEST Group or any of their respective directors, officers or employees is named as a party to a New U S WEST Action, neither U S WEST nor New U S WEST, as the case may be, may settle or compromise, or consent to the entry of any judgment with respect to, any such Action without the prior written consent of such other named party

(which consent may not be unreasonably withheld), unless such settlement (i) includes a complete release of such other named party and such party's directors, officers or employees (to the extent such directors, officers or employees are named in such Action) and (ii) does not require such other named party or such party's directors, officers or employees (to the extent such directors, officers or employees are named in such Action) to make or forego any payment or forego or take any action. Each of U S WEST and New U S WEST shall cooperate fully with the other and its counsel in the investigation, defense and settlement of any U S WEST Action or New U S WEST Action.

                  5.2 Settlements for Cash Collections and Disbursements After the Separation Time. (a) For each calendar month commencing with the month in which the Separation Time occurs and, unless sooner terminated by agreement of the parties, continuing for a period of two years thereafter, (i) within 30 Business Days of the end of the month in question, New U S WEST shall prepare and deliver to U S WEST, and U S WEST shall fully cooperate in preparing, a statement of transactions that shall reflect a complete analysis of any cash collections and cash disbursements by the New U S WEST Group on behalf of the U S WEST Group during the relevant month or for any prior month that should have been (but was not) included in a prior statement and (ii) within 30 Business Days of the end of the month in question, U S WEST shall prepare and deliver to New U S WEST, and New U S WEST shall fully cooperate in preparing, a statement of transactions that shall reflect a complete analysis of any cash collections and cash disbursements by the U S WEST Group on behalf of the New U S WEST Group during the relevant month or for any prior month that should have been (but was not) included in a prior statement; provided, however, in each case that, with respect to the first such monthly period, such statement shall not reflect any cash collections or disbursements occurring prior to the Separation Time.

                  (b) Not later than five Business Days (unless otherwise specifically provided in the relevant Transaction Document) following delivery of each such monthly statement, New U S WEST shall pay to U S WEST or U S WEST shall pay to New U S WEST, as the case may be, in cash an amount necessary to eliminate the account balance as reflected in each such statement (which amounts may be set off against each other as appropriate). Any disputes relating to such amounts payable shall be submitted to the Separation

Committee for resolution in accordance with the procedures set forth in Section 12.2.

                  (c)  Following the end of the two-year  period  referred to in
Section 5.2(a) (or such earlier period as the parties hereto may agree), U S WEST and New U S WEST shall continue to deliver the statement of transactions referred to in Section 5.2(a) and pay the amounts necessary to eliminate the account balance as reflected in such statement in accordance with Section 5.2(b), at such intervals as the parties may agree. Any disputes relating to such amounts payable shall be submitted to the Separation Committee for resolution in accordance with the procedures set forth in Section 12.2.

                  (d) Each of U S WEST and New U S WEST hereby grants the other a limited irrevocable power-of-attorney to endorse, deposit and negotiate any check, draft or other form of payment made in respect of any invoice representing a receivable payable to one of them but which is sent by the payor to a lock box maintained by the other or is made payable to either of them or any of their subsidiaries but which is the payment of a receivable that is a receivable of the other.

                  5.3 Transition Services. (a) From and after the Separation Time, each party will provide, or cause one or more of the members of its Group to provide, to the other Group such services on such terms as may be agreed upon between U S WEST and New U S WEST from time to time in writing. The party that is to provide the services (the "Provider") will use its commercially reasonable efforts to provide such services to the other party (the "Recipient") in a satisfactory and timely manner and as further specified in writing by the parties.

                  (b) All employees and representatives of the Provider providing services to the Recipient pursuant to this Section 5.3 shall be deemed for purposes of all compensation and employee benefits matters to be employees or representatives of the Provider and not employees or representatives of the Recipient. In performing such services, such employees and representatives will be under the direction, control and supervision of the Provider (and not the Recipient) and the Provider will have the sole right to exercise all authority with respect to the employment (including, without limitation, termination of employment), assignment and compensation of such employees and representatives. Any disputes relating to the provision of services under this
Section 5.3 shall be submitted to the Separation Committee for resolution in accordance with the procedures set forth in Section 12.2.

                  5.4 U S WEST Name. (a) U S WEST acknowledges that the name "U S WEST", whether alone or in combination with one or more words, is an asset being transferred to New U S WEST pursuant to the Contribution. U S WEST agrees to provide all necessary cooperation to New U S WEST in order to transfer the name and the rights thereto as well as to enforce and protect the same against third parties. Promptly after the Separation Time, U S WEST shall cause each member of the U S WEST Group whose corporate name includes the name "U S WEST" to change its name to delete any reference therein to "U S WEST" (for example, without limiting the generality of the foregoing, the word "U S WEST" shall be removed from the name of "U S WEST International Holdings, Inc."). Promptly after the Separation Time, U S WEST shall, and shall cause each member of the U S WEST Group to, subject to the requirements of Section 7.8 of the AirTouch Merger Agreement, (i) assign, and does hereby assign, to New U S WEST any license to use the name U S WEST (including any appurtenant rights and obligations such as quality control) with all agents, franchisees and licensees of the U S WEST Group and the MediaOne Business (to the extent permitted by the terms of such license), including any license granted pursuant to Section 7.8 of the AirTouch Merger Agreement, (ii) to the extent assignment is not permitted, terminate any license to use the name U S WEST with all agents, franchisees and licensees of the U S WEST Group and the MediaOne Business (to the extent permitted by the terms of such license) and (iii) if neither assignment or termination is permitted, the U S WEST Group shall cooperate with New U S WEST, and if appropriate enter into necessary agreements, to preserve New U S WEST's ownership rights in the U S WEST name. U S WEST further agrees not to use the name "U S WEST" in connection with the operations of the U S WEST Group or the MediaOne Business, or otherwise interfere in any way with New U S WEST's ownership rights in the U S WEST name; provided, however, that for a period of six months after the Separation Time, the U S WEST Group may continue to use the "U S WEST" name for internal purposes on business forms, business cards (with the company name manually corrected) and stationery. Nothing herein shall require U S WEST or any member of the U S WEST Group to retrieve from customers telephones, accessories or other equipment or materials labeled with the "U S WEST" name and remove such name from such telephones, accessories or other equipment or materials.

                  (b) For a period of two years following the Separation Time, New U S WEST shall not, and shall cause each member of the New U S WEST Group not to, use the names "U S WEST Media Group," "U S WEST Media," "U S WEST Interactive Services," "U S WEST International" or "U S WEST NewVector" in the operations of the New U S WEST Business; provided, however, that, notwithstanding the foregoing, the New U S WEST Group shall be permitted to use the words "Media Group," "Media," "Interactive Services," and "International" as long as such words do not immediately follow the name "U S WEST" as referenced above. By way of example, New U S WEST may use as "taglines" references to "the Media Group of U S WEST," the "International Division of U S WEST" or similar references in the operation of the New U S WEST Business. Promptly after the Separation Time, New U S WEST shall cause MGI to change its corporate name to delete any reference therein to the words "Media Group".

                  5.5 Transfer Taxes. New U S WEST and U S WEST agree to cooperate to determine the amount of sales, transfer or other similar taxes or fees (including, without limitation, all real estate, patent, copyright and trademark transfer taxes and recording fees) payable in connection with the transactions contemplated by this Agreement. U S WEST and New U S WEST agree to file promptly and timely returns for such taxes and fees with the appropriate taxing authorities. The amounts payable with respect to such taxes and fees shall be borne equally by U S WEST and New U S WEST. Any disputes relating to such amounts payable shall be submitted to the Separation Committee for resolution in accordance with the procedures set forth in Section 12.2.

                  5.6 Intellectual Property. (a) At the Separation Time, subject to Section 5.6(b), (i) the U S WEST Group shall become the sole and exclusive owner of all right, title and interest in the MediaOne Patents, the MediaOne Trademarks and the MediaOne Other Intellectual Property, (ii) the New U S WEST Group shall become the sole and exclusive owner of all right, title and interest in the New U S WEST Patents, the New U S WEST Trademarks and the New U S WEST Other Intellectual Property and (iii) the U S WEST Group and the New U S WEST Group shall each have, as joint owners, an equal and undivided interest in and to all right, title and interest in both the Joint Patents and the Joint

Other Intellectual Property. The parties agree to file appropriate assignment documents with the U.S. Patent and Trademark Office (or other appropriate agencies) in order to effect and record the ownership of the MediaOne Patents, the MediaOne Trademarks, the New U S WEST Patents, the New U S WEST Trademarks and the Joint Patents as provided under this Section 5.6(a).

                  (b) From and after the Separation Time, subject to the protection of Information required by Section 10.5, (i) the New U S WEST Group shall have the non-exclusive right to use (both for internal purposes and, if reasonably expected by its nature, by copying, modifying and incorporating during the course of providing products and services to others) all MediaOne Other Intellectual Property which is in the legitimate possession of, and is used by or for which there are good faith plans for use by, the New U S WEST Group as of the Separation Time and (ii) the U S WEST Group shall have the non-exclusive right to use (both for internal purposes and, if reasonably expected by its nature, by copying, modifying and incorporating during the course of providing products and services to others) all New U S WEST Other Intellectual Property which is in the legitimate possession of, and is used by or for which there are good faith plans for use by, the U S WEST Group as of the Separation Time.

                  (c) It is understood that (i) the right of the New U S WEST Group to use MediaOne Other Intellectual Property under Section 5.6(b) (and the right of the New U S WEST Group to use New U S WEST Other Intellectual Property which is in its possession and which is used, or for which there are good faith plans to use, as of the Separation Time) shall include (but only to the extent necessary for such use) rights under MediaOne Patents and (ii) the right of the U S WEST Group to use New U S WEST Other Intellectual Property under Section 5.6(b) (and the right of the U S WEST Group to use MediaOne Other Intellectual Property which is in its possession and which is used, or for which there are good faith plans to use, as of the Separation Time) shall include (but only to the extent necessary for such use) rights under New U S WEST Patents.

                  (d)  Subject to the  protection  of  Information  required  by
Section 10.5 and any third party rights, Joint Other Intellectual Property may be used, copied, modified and provided or licensed to others (and exploited in any other manner) by either Group without accounting to the other Group.


                                   ARTICLE VI

                                EMPLOYEE MATTERS

                  6.1 Employees. Effective as of the Separation Time, except as otherwise provided in the Employee Matters Agreement, (a) those Media Employees who are employed by U S WEST or any of its Subsidiaries immediately prior to the Separation Time shall remain or become employees of U S WEST or any Subsidiary thereof and (b) those Communications Employees who are employed by U S WEST or any of its Subsidiaries immediately prior to the Separation Time shall become employees of New U S WEST or any Subsidiary thereof.

                  6.2 Employee Benefit Plans and Employee Arrangements. U S WEST and New U S WEST shall take all actions necessary to effect the transfer to New U S WEST and the assumption by New U S WEST of the Employee Benefit Plans and Employee Arrangements and the Assets and Liabilities thereunder as described in the Employee Matters Agreement.

                  6.3 Internal Revenue Service Forms. U S WEST and New U S WEST agree that pursuant to the "Alternative Procedure" provided in Section 5 of Revenue Procedure 96-60, 1996-53, I.R.B. 24, with respect to preparing, filing and furnishing the Internal Revenue Service Forms W-2, W-3, 941 and W-5, (i) U S WEST and New U S WEST shall report on a "predecessor-successor" basis as set forth therein, (ii) U S WEST shall be relieved from furnishing Forms W-2 to the New U S WEST Employees and (iii) New U S WEST shall assume the obligations of U S WEST to furnish such forms to the New U S WEST Employees for the full 1998 calendar year.


                                   ARTICLE VII

                                INSURANCE MATTERS

                  7.1 Policies and Rights Included Within Assets. (a) At such time as the parties agree, U S WEST shall cause Western Range to transfer to an Insurer or to a member of the New U S WEST Group all of the Insurance Arrangements provided by Western Range (as well as the liabilities and corresponding reserves) which relate to members of the New

U S WEST Group or the New U S WEST Business or New U S WEST Liabilities (the "Western Range Transferred Insurance
Arrangements").

                  (b) The MediaOne Assets shall include (i) all MediaOne Insurance Arrangements, (ii) all of the workers' compensation Assets of U S WEST in Western Range and (iii) subject to the provisions of this Article VII, an equal and undivided interest in the Joint Insurance Arrangements. The New U S WEST Assets shall include (i) all New U S WEST Insurance Arrangements (including the Western Range Transferred Insurance Arrangements) and (ii) subject to the provisions of this Article VII, an equal and undivided interest in the Joint Insurance Arrangements.

                  (c) As of the Separation Time, all of the Joint Insurance Arrangements shall be discontinued and each of the Groups shall be responsible for arranging separate Insurance Arrangements with respect to injuries, losses, liabilities, damages and expenses arising after the Separation Time with respect to such Group and its businesses. At the Separation Time, all prepaid and unused premiums with respect to each Joint Insurance Arrangement shall be distributed to U S WEST and New U S WEST in the same ratio in which such premiums were allocated by U S WEST to the MediaOne Business and the New U S WEST Business prior to the Separation Time. Following the Separation Time, any refunds received by U S WEST or New U S WEST with respect to a Joint Insurance Arrangement shall be distributed to U S WEST and New U S WEST in the same ratio in which premiums payable with respect to such Joint Insurance Arrangement were allocated by U S WEST to the MediaOne Business and the New U S WEST Business prior to the Separation Time. To the extent U S WEST or New U S WEST receives any such refund, the party receiving such refund shall promptly transfer to the other party the portion of such refund to which such other party is entitled.

                  7.2 Administration; Other Matters. (a) From and after the Separation Time, except as set forth in Section 7.2(c), U S WEST shall be responsible for Insurance Administration under the Joint Insurance Arrangements with respect to MediaOne Liabilities and New U S WEST shall be responsible for Insurance Administration under the Joint Insurance Arrangements with respect to New U S WEST Liabilities. The disbursements, out-of-pocket expenses and costs of employees or agents of U S WEST or New U S WEST relating to Insurance Administration contemplated by this

Section 7.2(a) shall be borne by the party incurring such expenses or costs. Insurance Proceeds with respect to claims, costs and expenses under the Joint Insurance Arrangements shall be paid by the Insurer to the party making the Insured Claim thereunder. In the event U S WEST or New U S WEST makes an Insured Claim under a Joint Insurance Arrangement, such party shall deliver notice to the other party of such Insured Claim and shall keep the other party periodically updated as to the status of such Insured Claim.

                  (b) From and after the Separation Time, subject to Section 7.2(c), each of U S WEST and New U S WEST shall have the right to claim coverage for Insured Claims under each Joint Insurance Arrangement with respect to any claim covered by such Joint Insurance Arrangement as and to the extent that such insurance is available up to the full extent of the applicable limits of liability, if any, of such Joint Insurance Arrangement (and may receive any Insurance Proceeds with respect thereto); provided, however, that, prior to receiving any payment under a Joint Insurance Arrangement, U S WEST or New U S WEST, as the case may be, shall be required to have retained a portion of the Liability underlying such Insured Claim equal to the amount of the self-insured retention or deductible, if any, of such party with respect to such Liability. In the event that the total Insurance Proceeds payable to the U S WEST Group and the New U S WEST Group under a Joint Insurance Arrangement shall have exhausted the limits of liability, if any, under such Joint Insurance Arrangement, payment of any future claims which are not reimbursed under such Joint Insurance Arrangement as a result of such exhaustion of the limits of liability shall be the sole responsibility of the party having liability for such claim under
Section 3.4. Each of the parties agrees to use commercially reasonable efforts to maximize available coverage under those Joint Insurance Arrangements applicable to it, and to take all commercially reasonable steps to recover from all other responsible parties in respect of an Insured Claim.

                  (c) With respect to any Insured Claim in respect of a Shared Liability, U S WEST and New U S WEST shall share any Insurance Proceeds received in respect of such Insured Claim in the same proportions in which such Shared Liability is shared by U S WEST and New U S WEST. In the event of any such Insured Claim, U S WEST and New U S WEST shall jointly determine which party shall be responsible for Insurance Administration under the Joint Insurance Arrangements in respect of such Insured Claim. The disbursements, out-of-pocket expenses and costs relating to Insurance Administration contemplated by this Section 7.2(c) shall be borne by the parties in the same proportions in which the Shared Liability underlying such Insured Claim is shared by U S WEST and New U S WEST.

                  7.3 Cooperation; Disagreements. The parties shall use their commercially reasonable efforts to cooperate with respect to the various insurance matters contemplated by this Agreement. Any disagreements between U S WEST and New U S WEST under this Article VII shall be submitted to the Separation Committee in accordance with the procedures set forth in Section 12.2.


                                  ARTICLE VIII

                                 INDEMNIFICATION

                    8.1 New U S WEST's  Agreement  to  Indemnify.  (a) Except as
otherwise   specifically   provided  in  the  other   Transaction Documents,
subject to the terms and conditions set forth in this Agreement, from and after the Separation Time, New U S WEST shall indemnify, defend and hold harmless
U S WEST and its  directors, officers,  employees,   representatives,  advisors,
agents and Affiliates (collectively, the "U S WEST Indemnified Parties") from, against and in respect of any and all Indemnifiable Losses of the U S WEST Indemnified Parties arising out of, relating to or resulting from, directly or indirectly:

                   (i) any and all New U S WEST Liabilities (including any New
         U S  WEST  Liability   which  could  be  covered  by  the  terms  of
         the indemnification provisions contained in the Bylaws of U S WEST prior to the Separation Time);

                  (ii) New U S WEST's failure to observe from and after the Separation Time its obligations under this Agreement or any of the other Transaction Documents;

                  (iii) any untrue statement or alleged untrue statement of a material fact contained in any of the SEC Documentation, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (but, in each case, only with respect to information relating to the New U S WEST Business contained in or omitted from the SEC Documentation); and

                  (iv) (A) any obligation for which any member of the U S WEST Group may be liable as guarantor, original tenant, primary obligor or otherwise under any New U S WEST Obligation or (B) the triggering of any cross- default provision contained in any MediaOne Obligation as a result of a default by a member of the New U S WEST Group under any New U S WEST Obligation (other than, in each case, to the extent any Indemnifiable Losses arise out of, relate to or result from actions taken by a member of the U S WEST Group).

                  (b) Notwithstanding New U S WEST's obligations to indemnify U S WEST Indemnified Parties pursuant to Section 8.1(a), U S WEST hereby waives, releases and agrees not to make any claim or bring any contribution, cost recovery or other action against any member of the New U S WEST Group, and, if applicable, their respective directors, officers, employees, representatives, agents and Affiliates and their heirs, successors and assigns, under CERCLA or any similar federal, state or local environmental law or regulation now existing or hereafter enacted that seeks to allocate liabilities between U S WEST and New U S WEST in a different manner than as expressly set forth in this Agreement.

                  8.2 U S WEST's Agreement to Indemnify. (a) Except as otherwise specifically provided in the other Transaction Documents, subject to the terms and conditions set forth in this Agreement, from and after the Separation Time, U S WEST shall indemnify, defend and hold harmless New U S WEST and each of its directors, officers, employees, representatives, advisors, agents and Affiliates (collectively, the "New U S WEST Indemnified Parties") from, against and in respect of any and all Indemnifiable Losses of the New
U S WEST Indemnified Parties arising out of, relating to or resulting from, directly or indirectly:

                  (i) any and all MediaOne Liabilities;

                  (ii) U S WEST's failure to observe from and after the Separation Time its obligations under this Agreement or any of the other Transaction Documents;

                  (iii) any untrue statement or alleged untrue statement of a material fact contained in any of the SEC Documentation, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (but, in each case, only with respect to information relating to the MediaOne Business contained in or omitted from the SEC Documentation); and

                  (iv) (A) any obligation for which any member of the New U S WEST Group may be liable as guarantor, original tenant, primary obligor or otherwise under any MediaOne Obligation or (B) the triggering of any cross- default provision contained in any New U S WEST Obligation as a result of a default by a member of the U S WEST Group under any MediaOne Obligation (other than, in each case, to the extent any Indemnifiable Losses arise out of, relate to or result from actions taken by a member of the New U S WEST Group).

                  (b) Notwithstanding U S WEST's obligations to indemnify New U S WEST Indemnified Parties pursuant to Section 8.2(a), New U S WEST hereby waives, releases and agrees not to make any claim or bring any contribution, cost recovery or other action against any member of the U S WEST Group, and, if applicable, their respective directors, officers, employees, representatives, agents and Affiliates and their heirs, successors and assigns, under CERCLA or any similar federal, state or local environmental law or regulation now existing or hereafter enacted that seeks to allocate liabilities between New U S WEST and U S WEST in a different manner than as expressly set forth in this Agreement.

                  8.3 Procedure for Indemnification. Except as set forth in the Employee Matters Agreement, all claims for indemnification under this Article VIII shall be asserted and resolved as follows:

                  (a) Third Party Claims (other than with respect to Shared Liabilities). In the event that any claim or demand for which an Indemnifying Party may be liable to an Indemnified Party hereunder (other than with respect to Shared Liabilities) is asserted against or sought to be collected by a third party from an Indemnified Party (an "Asserted Liability"), the Indemnified Party shall as soon as possible notify the Indemnifying Party in writing of such

Asserted Liability, specifying the nature of such Asserted Liability (the "Claim Notice"); provided that no delay on the part of the Indemnified Party in giving any such Claim Notice shall relieve the Indemnifying Party of any indemnification obligation hereunder except to the extent that the Indemnifying Party is materially prejudiced by such delay. The Indemnifying Party shall have 60 days (or less if the nature of the Asserted Liability requires) from its receipt of the Claim Notice to notify the Indemnified Party whether or not the Indemnifying Party desires, at the Indemnifying Party's sole cost and expense and by counsel of its own choosing, to defend against such Asserted Liability; provided, however, that if, under applicable standards of professional conduct a conflict on any significant issue between the Indemnifying Party and any Indemnified Party exists in respect of such Asserted Liability, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable fees and expenses of one additional counsel (who shall be reasonably acceptable to the Indemnifying Party).

                  The Indemnified Party shall have the right to control, pay or settle any Asserted Liability which the Indemnifying Party shall have undertaken to defend so long as the Indemnified Party shall also (at the time it exercises such right to control, pay or settle such Asserted Liability) waive any right to indemnification therefor by the Indemnifying Party. If the Indemnifying Party undertakes to defend against such Asserted Liability, the Indemnified Party shall cooperate fully with the Indemnifying Party and its counsel in the investigation, defense and settlement thereof, but the Indemnifying Party shall control the investigation, defense and settlement thereof. If the Indemnified Party desires to participate in any such defense, it may do so at its sole cost and expense. If the Indemnifying Party elects not to defend against such Asserted Liability, then the Indemnifying Party shall have the right to participate in any such defense at its sole cost and expense, but the Indemnified Party shall control the investigation, defense and settlement thereof at the reasonable cost and expense of the Indemnifying Party. The
Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to any settlement unless such settlement (i) includes a complete release of the Indemnified Party and (ii) does not require the Indemnified Party to make or forego any payment or forego or take any action. The Indemnifying Party shall not be liable for any settlement of any Asserted Liability effected without its prior written consent (which consent shall not be unreasonably withheld). In the event a dispute arises as to which party has responsibility under this Agreement for an Asserted Liability, the Indemnified Party shall have the right to defend such Asserted Liability until such dispute is resolved in accordance with the procedures set forth in Section 12.2; provided, however, that in such circumstances (i) the Indemnified Party shall not have the right to settle such Asserted Liability unless the Indemnified Party shall also (at the time it exercises such right to settle such Asserted Liability) waive any right to indemnification therefor by the Indemnifying Party and (ii) if it is subsequently determined pursuant to
Section 12.2 that such Asserted Liability is the responsibility of the Indemnifying Party, the Indemnifying Party shall thereafter have the right to defend against such Asserted Liability in accordance with this Section 8.3(a). Any disputes between the Indemnifying Party and the Indemnified Party under this
Section 8.3(a) shall be submitted to the Separation Committee in accordance with the procedures set forth in Section 12.2.

                  (b) Third Party Claims with Respect to Shared Liabilities. In the event that any claim or demand with respect to a Shared Liability is asserted against or sought to be collected by a third party (a "Shared Asserted Liability"), the Indemnifying Party receiving notice of such claim (the "Receiving Party") shall as soon as practicable notify the other Indemnifying Party (the "Non-Receiving Party") in writing of such Shared Asserted Liability, specifying the nature of such Shared Asserted Liability (the "Shared Claim Notice"); provided, however, that no delay on the part of the Receiving Party in giving any such Shared Claim Notice shall relieve the Non-Receiving Party of any indemnification obligation hereunder except to the extent that the Non-Receiving Party is materially prejudiced by such delay. If one of the Indemnifying Parties has responsibility for greater than 50% of such Shared Asserted Liability as set forth in Section 1.1(i) of the Separation Disclosure Schedule, such Indemnifying Party shall have management and administrative responsibility in respect of such Shared Asserted Liability (the "Managing Party"), including responsibility for the defense of such Shared Asserted Liability, negotiation with claimants and potential claimants (subject to the limitations in the following paragraph) and other activities related thereto. If one of the Indemnifying Parties does not have responsibility for greater than 50% of such Shared Asserted Liability as set forth in Section 1.1(i) of the Separation Disclosure Schedule, New U S WEST shall be the Managing Party.

                  The Managing Party shall assume the defense of the Shared Asserted Liability with counsel selected by the Managing Party and shall control the defense of such Shared Asserted Liability, although the Indemnifying Party that is not the Managing Party (the "Non-Managing Party") shall have the right at its own cost to participate in such defense and to employ counsel separate from the counsel employed by the Managing Party. The Non-Managing Party shall cooperate with the Managing Party in the defense or prosecution of such Shared Asserted Liability. In the event a dispute arises as to whether the Non-Receiving Party has any responsibility under this Agreement for the Shared Asserted Liability, the Receiving Party shall have the right to defend such Shared Asserted Liability until such dispute is resolved in accordance with the procedures set forth in Section 12.2; provided, however, that in such circumstances (i) the Receiving Party shall not have the right to settle such Shared Asserted Liability unless the Indemnified Party shall also (at the time it exercises such right to settle such Shared Asserted Liability) waive any right to indemnification therefor by the Non-Receiving Party and (ii) if the Non-Receiving Party becomes the Managing Party, the Managing Party shall thereafter defend against such Shared Asserted Liability in accordance with this
Section 8.3(b).

                  In no event will the Managing Party admit any liability with respect to, or settle, compromise or discharge, any such Shared Asserted Liability without the prior written consent of the Non-Managing Party; provided, however, that the Managing Party shall have the right to settle, compromise or discharge, any such Shared Asserted Liability without the consent of the Non-Managing Party if the aggregate amount payable by the Indemnifying Parties in respect of such settlement, compromise or discharge does not exceed $5,000,000 and such settlement, compromise or discharge does not require the Non-Managing Party to take any action other than the payment of damages; provided, further, that the Managing Party shall have the right to settle, compromise or discharge such Shared Asserted Liability without the consent of the Non-Managing Party if the Managing Party releases in writing the Non-Managing Party from its indemnification obligation hereunder with respect to such Shared Asserted Liability and such settlement, compromise or discharge would not otherwise adversely affect the Non-Managing Party; and provided, further, that if the Managing Party recommends a settlement, compromise or discharge of such Shared Asserted Liability to the Non-Managing Party that does not require the Non-
Managing Party to take any action other than the payment of damages and the Non-Managing Party does not consent to such settlement, compromise or discharge, then the Non-Managing Party shall be required to indemnify the Managing Party for any amount that the Managing Party may be required to pay in the future in connection with such Shared Asserted Liability which is in excess of the amount that would have been paid by or on behalf of the Managing Party pursuant to such settlement, compromise or discharge. All amounts payable by the Indemnifying Parties in connection with a Shared Asserted Liability, including all reasonable legal and other expenses incurred in connection with such Shared Asserted Liability (including reasonable legal expenses of the Non- Managing Party), shall be shared by the parties in the same proportions in which the related Shared Liability is shared. Any disputes between the parties under this Section 8.3(b) shall be submitted to the Separation Committee in accordance with the procedures set forth in Section 12.2.

                  (c) Non-Third Party Claims. In the event that an Indemnified Party should have a claim against the Indemnifying Party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a notice with respect to such claim to the Indemnifying Party. The Indemnifying Party shall have 60 days from the date such notice is delivered during which to notify the Indemnified Party in writing of any good faith objections it has to the Indemnified Party's notice or claims for indemnification, setting forth in reasonable detail each of the Indemnifying Party's objections thereto. If the Indemnifying party does not deliver such written notice of objection within such 60- day period, the Indemnifying Party shall be deemed to not have any objections to such claim. If the Indemnifying Party does deliver such written notice of objection within such 60-day period, the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve any such dispute within 60 days of the delivery by the Indemnifying Party of such written notice of objection. If the Indemnifying Party and the Indemnified Party are unable to resolve any such dispute within such 60-day period, such dispute shall be submitted to the Separation Committee in accordance with the procedures set forth in Section 12.2.

                  8.4      Miscellaneous Indemnification Provisions.

                  (a) The Indemnifying Party agrees to indemnify any successors of the Indemnified Party to the same extent and in the same manner and on the same terms and conditions as the Indemnified Party is indemnified by the Indemnifying Party under this Article VIII.

                  (b) The amount that an Indemnifying Party is required to pay to any Indemnified Party pursuant to this Article VIII shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnified Party in respect of the related Indemnifiable Loss (including any Insurance Proceeds in respect of a Shared Liability recovered by or on behalf of such Indemnified Party in respect of the related Indemnifiable Loss). If an Indemnified Party shall have received the payment required by this Article VIII in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnified Party shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Article VIII in respect of such Indemnifiable Loss.

                  (c) In determining the amount of any indemnity payable under this Article VIII, such amount shall be reduced by any related Tax benefits if and when actually realized or received (but only after taking into account any Tax benefits (including, without limitation, any net operating losses or other deductions) to which the Indemnified Party would be entitled without regard to such item), except to the extent such Tax benefit has already been taken into account in determining the amount of any indemnity payable under this Article VIII in respect of the related Indemnifiable Loss. Any such Tax benefit shall be promptly repaid by the Indemnified Party to the Indemnifying Party following the time at which such recovery is realized or received pursuant to the previous sentence, minus all reasonably allocable costs, charges and expenses incurred by the Indemnified Party in obtaining such Tax benefit. Notwithstanding the foregoing, if (x) the amount of Indemnifiable Losses for which the Indemnifying Party is obligated to indemnify the Indemnified Party is reduced by any Tax benefit in accordance with the provisions of the previous sentence and (y) the Indemnified Party subsequently is required to repay the amount of any such Tax benefit or such Tax benefit is disallowed, then the obligation of the Indemnifying Party to indemnify with respect to such amounts shall be reinstated immediately and such amounts shall be paid promptly to the Indemnified Party in accordance with the provisions of this Agreement.

                  (d) No Indemnifying Party shall be liable to an Indemnified Party under this Article VIII in respect of consequential, exemplary, special or punitive damages, or lost profits, except to the extent such consequential, exemplary, special or punitive damages, or lost profits are actually paid to a third party.

                  8.5      Contribution.  (a)   If the indemnification
provided for in this Article VIII is not permitted under Applicable Law, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Indemnifiable Losses (i) any amount that such Indemnified Party would be entitled to pursuant to Article VIII of this Agreement or the relevant indemnity provisions of any other Transaction Document or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relevant benefits of the indemnity provisions described in clause (i) above, but also the relative ownership of the Assets or responsibility for the Liabilities associated with such Indemnifiable Losses.

                  (b) The amounts paid or payable by an Indemnified Party as a result of Indemnifiable Losses referred to in Section 8.5(a) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                  8.6      Tax Matters; Construction of Agreements.

                  (a) Except as set forth in the Tax Sharing Agreement, all indemnification relating to Taxes shall be governed by the Tax Sharing Agreement.

                  (b) Notwithstanding any other provision in this Agreement to the contrary, except as set forth in Section 8.6(a), in the event and to the extent that there shall be a conflict between the provisions of this Article VIII and the provisions of any other part of this Agreement or any exhibit or schedule hereto, the provisions of this Article VIII shall control, and in the event and to the extent that there shall be a conflict between the provisions of this Agreement (including, without limitation, the provisions of this Article VIII) and the provisions of any other Transaction Document, the provisions of such other Transaction Document shall control.

                  8.7 Remedies Cumulative. The remedies provided in this Article VIII shall be cumulative and, subject to the provisions of Section 12.2, shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.


                                   ARTICLE IX

                          CERTAIN ADDITIONAL COVENANTS

                  9.1 Licenses and Permits. Each party hereto shall cause the appropriate members of its Group to prepare and file with the appropriate licensing and permitting authorities applications for the transfer or issuance, as may be necessary or advisable in connection with the Separation, to its Group of all material governmental licenses and permits required for the members of its Group to operate its business after the Separation. The members of the New U S WEST Group and the members of the U S WEST Group shall cooperate and use all reasonable best efforts to secure the transfer or issuance of such licenses and permits.

                  9.2 Intercompany Agreements. All contracts, licenses, agreements, commitments or other arrangements, formal or informal, between any member of the U S WEST Group, on the one hand, and any member of the New U S WEST Group, on the other, in existence as of the Separation Time, pursuant to which any member of either Group provides services to any member of the other Group (including, without limitation, management, administrative, financial, accounting, data processing, insurance or technical support), or the use of any Assets of any member of the other Group, or the secondment of any employee, or pursuant to which rights, privileges or benefits are afforded to members of either Group or Affiliates of the other Group, shall terminate as of the close of business on the day prior to the Separation Time, except (i) as specifically provided herein or in the Transaction Documents or as otherwise agreed to by the parties, (ii) for the agreements listed in Section 9.2 of the Separation Disclosure Schedule, which will remain in effect following the Separation Time and (iii) to the extent required by the terms of the AirTouch Merger Agreement, for any agreements between a member of the New U S WEST Group, on the one hand, and NewVector or any of its Subsidiaries or investments or PCS Holdings, on the other hand. From and after the Separation Time, no member of either Group shall have any rights under any contract, license, agreement, commitment or arrangement so terminated.

                  9.3 Guarantee Obligations. (a) U S WEST and New U S WEST shall cooperate, and shall cause their respective Groups to cooperate, (i) to terminate, or to cause a member of the New U S WEST Group to be substituted in all respects for any member of the U S WEST Group in respect of, all obligations of any member of the U S WEST Group under any loan, letter of credit, financing, lease, contract or other obligation in existence as of the Separation Time pertaining to the New U S WEST Business (each, a "New U S WEST Obligation") for which such member of the U S WEST Group may be liable as guarantor, original tenant, primary obligor or otherwise, including, without limitation, the leases listed in Section 9.3(a) of the Separation Disclosure Schedule, and (ii) to eliminate any cross-default provision contained in any loan, letter of credit, financing, lease, contract or other obligation in existence as of the Separation Time pertaining to the MediaOne Business (each, a "MediaOne Obligation") which would be triggered by a default by a member of the New U S WEST Group under any New U S WEST Obligation, including, without limitation, the cross-default provisions listed in Section 9.3(a) of the Separation Disclosure Schedule. If such a termination, substitution or elimination is not effected by the Separation Time, without the prior written consent of U S WEST, from and after the Separation Time, New U S WEST shall not, and shall not permit any member of the New U S WEST Group or any of its Affiliates to, renew or extend the term of, increase in any material respect its obligations under (which, in the case of a lease, shall mean an increase in the rent for the property by more than 10% annually), transfer to a third party (other than Affiliates), or amend in any manner materially adverse to the U S WEST Group (which, in the case of a lease, shall mean an increase in the rent for the property by more than 10% annually), any such New U S WEST Obligation unless all obligations of the U S WEST Group with respect thereto are thereupon terminated and all such cross- default provisions with respect thereto are eliminated by documentation reasonably satisfactory in form and substance to U S WEST; provided, however, that, notwithstanding the foregoing, New U S WEST shall be permitted, without the prior written consent of U S WEST, to renew or extend the term of any of the New U S WEST Obligations so identified in Section 9.3(a) of the Separation Disclosure Schedule whether or not such a termination or elimination is effected. Following any renewal or extension permitted by the foregoing proviso, New U S WEST shall promptly deliver to U S WEST notice of such renewal or extension.

                  (b) U S WEST and New U S WEST shall cooperate, and shall cause their respective Groups to cooperate, (i) to terminate, or to cause a member of the U S WEST Group to be substituted in all respects for any member of the New U S WEST Group in respect of, all obligations of any member of the New U S WEST Group under any MediaOne Obligation for which such member of the New U S WEST Group may be liable as guarantor, original tenant, primary obligor or otherwise, including, without limitation, the lease listed in Section 9.3(b) of the
Separation Disclosure Schedule, and (ii) to eliminate any cross-default provision contained in any New U S WEST Obligation which would be triggered by a default by a member of the U S WEST Group under any MediaOne Obligation, including, without limitation, the cross-default provisions listed in Section 9.3(b) of the Separation Disclosure Schedule. If such a termination, substitution or elimination is not effected by the Separation Time, without the prior written consent of New U S WEST, from and after the Separation Time, U S WEST shall not, and shall not permit any member of the U S WEST Group or any of its Affiliates to, renew or extend the term of, increase in any material respect its obligations under (which, in the case of a lease, shall mean an increase in the rent for the property by more than 10% annually), transfer to a third party (other than Affiliates), or amend in any manner materially adverse to the New U S WEST Group (which, in the case of a lease, shall mean an increase in the rent for the property by more than 10% annually), any such MediaOne Obligation unless all obligations of the New U S WEST Group with respect thereto are thereupon terminated and all such cross-default provisions with respect thereto are eliminated by documentation reasonably satisfactory in form and substance to New U S WEST; provided, however, that, notwithstanding the foregoing, U S WEST shall be permitted, without the prior written consent of New U S WEST, to renew or extend the term of any of the MediaOne Obligations so identified in Section 9.3(b) of the Separation Disclosure Schedule whether or not such a termination or elimination is effected. Following any renewal or extension permitted by the foregoing proviso, U S WEST shall promptly deliver to New U S WEST notice of such renewal or extension.

                  9.4 Further Assurances. (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, each party hereto shall cooperate with the other party, and execute and deliver, or use reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any governmental or regulatory authority or any other Person under any permit, license, agreement, indenture or other instrument, and take all such other actions as such party may reasonably be requested to take by the other party hereto from time to time, consistent with the terms of this Agreement and the Transaction Documents, in order to effectuate the provisions and purposes of this Agreement and the transfers of Assets and Liabilities and the other transactions contemplated hereby.

                  (b) If any such transfer of Assets or Liabilities is not consummated prior to or at the Separation Time, then the party hereto retaining such Asset or Liability shall continue to take the actions required by Section 9.4(a) to consummate and make effective such transfer as soon as practicable after the Separation Time and, in the case of Assets, shall use its reasonable best efforts to preserve the value of such Assets until the time of transfer. If and when any such Asset or Liability becomes transferable, such transfer shall be effected forthwith. The parties hereto agree that, as of the Separation Time, each party hereto shall be deemed to have acquired complete and sole beneficial ownership to all of the Assets, together with all rights, powers and privileges incident thereto, and shall be deemed to have assumed in accordance with the terms of this Agreement and the Transaction Documents all of the Liabilities, and all duties, obligations and responsibilities incident thereto, that such party is entitled to acquire or required to assume pursuant to the terms of this Agreement.

                  (c) Each of the parties hereto agrees to use its respective reasonable best efforts, at such party's expense, to obtain any consents required to transfer and assign to (i) New U S WEST all Contracts, licenses and other rights of any nature whatsoever included in the New U S WEST Assets and
(ii) U S WEST all Contracts, licenses and other rights of any nature whatsoever included in the MediaOne Assets. In the event and to the extent that either party hereto is unable to obtain any such required consents, (i) such party shall continue to be bound thereby (such party in such capacity, the "Record Holder") and (ii) the party to which such Asset would otherwise be transferred pursuant to this Agreement (the "Beneficial Holder") shall pay, perform and discharge fully all of the obligations of the Record Holder thereunder from and after the Separation Time and indemnify such Record Holder for all losses arising out of such performance by such Record Holder. The Record Holder shall, without further consideration therefor, pay, assign and remit to the Beneficial Holder promptly all monies, rights and other consideration received in respect of such performance. The Record Holder shall exercise or exploit its rights and options under all such Contracts, licenses and other rights and commitments referred to in this Section 9.5(c) only as reasonably directed by the Beneficial Holder and at the Beneficial Holder's expense. If and when any such consent shall be obtained or any such Contract, license or other right shall otherwise become assignable, the Record Holder shall promptly assign all of its rights and obligations thereunder to the Beneficial Holder without payment of further consideration and the Beneficial Holder shall, without the payment of any further consideration therefor, assume such rights and obligations.

                  (d) In the event that, subsequent to the Separation Time, U S WEST shall either (i) receive written notice from New U S WEST that certain specified Assets which properly constitute New U S WEST Assets were not transferred to it on or prior to the Separation Time or (ii) determine that certain Assets of U S WEST which constitute New U S WEST Assets were not transferred to New U S WEST on or prior to the Separation Time, then, as promptly as practicable thereafter, U S WEST shall use its reasonable best efforts to transfer and deliver any and all of such Assets to New U S WEST without the payment by New U S WEST of any consideration therefor. In the event that, subsequent to the Separation Time, New U S WEST shall either (i) receive written notice from U S WEST that certain specified Assets were transferred to New U S WEST which properly constitute MediaOne Assets, or (ii) determine that certain Assets of New U S WEST which constitute MediaOne Assets were transferred to New U S WEST, then as promptly as practicable thereafter, New U S WEST shall use its reasonable best efforts to transfer and deliver any and all of such Assets to U S WEST without the payment by U S WEST of any consideration therefor.

                  (e) In the event that, subsequent to the Separation Time, U S WEST or New U S WEST identifies an Asset that is not included in either the New U S WEST Assets or the MediaOne Assets (including without limitation, a Contract that was entered into by U S WEST on behalf of both the MediaOne Business and the New U S WEST Business and does not relate primarily to either the MediaOne Business or the New U S WEST Business), U S WEST and New U S WEST agree to act in a manner to reasonably preserve the interests of both Groups in such Asset.

                  9.5 National Contracts. Each of the parties hereto agrees to use its respective reasonable best efforts to permit the other party hereto to obtain the benefits of certain Contracts with nationally-based vendors and suppliers existing as of the Separation Time and listed on Section 9.5 of the Separation Disclosure Schedule (such Contracts, each individually a "National Contract" and collectively the "National Contracts"). Each of U S WEST and New U S WEST hereby agrees to cooperate with respect to obtaining favorable prices under such National Contracts by combining or consolidating orders made under such National Contracts. Each of U S WEST and New U S WEST hereby agrees that New U S WEST or a member of the New U S WEST Group shall administer these National Contracts and that U S WEST shall be responsible for the portions attributable to U S WEST of any order or delivery of goods and services received under each National Contract (including costs of administration). The arrangements of U S WEST and New U S WEST with respect to National Contracts relating to employee matters shall be governed by the terms of the Employee Matters Agreement.

                  9.6 Non-Solicitation of Employees. Each of U S WEST and New U S WEST shall not, and shall cause the other members of the Group of which it is a member not to, until the first anniversary of the Separation Time, directly or indirectly, (i) recruit any Covered Employee of the other Group or (ii) solicit any Covered Employee of the other Group to leave the employment of the other Group;
provided, however, that nothing contained herein shall (A) prohibit any advertisement or general solicitation (or employment as a result thereof) by any member of the U S WEST Group or the New U S WEST Group that is not specifically targeted at employees of the other Group or (B) prohibit any employee of one Group from initiating employment discussion with the other Group without any recruitment or solicitation from such other Group. In the event U S WEST or New U S WEST breaches the provisions of this Section 9.5, the breaching party shall be required to pay to the non-breaching party as liquidated damages an amount equal to the product of (x) 1.5 multiplied by (y) the total salary and bonus under the non- breaching party's short-term compensation plan received by the Covered Employee recruited or solicited during the most recent 12-month period.

                  9.7 Lock Boxes. U S WEST shall take all such actions as may be necessary or required to deliver to New U S WEST full authority as of the Separation Time with respect to all lock boxes or similar deposit arrangements maintained by U S WEST prior to the Separation Time and which are utilized exclusively by the New U S WEST Business. Effective as of the Separation Time, U S WEST shall terminate any arrangement whereby funds directed to such lock boxes or similar arrangements are consolidated with other funds of U S WEST or otherwise made available to U S WEST. U S WEST shall, effective as of the Separation Time, take all necessary steps to remove all Persons who are not New U S WEST Employees but who are signatories or holders of powers-of-attorney with respect to such lock boxes or other arrangements from the list of such signatories and holders and otherwise extinguish their signing authority with respect thereto.

                  9.8 Agreements with Respect to Common Stock Received by Savings Plan/ESOPs. (a) U S WEST and the U S WEST Savings Plan/ESOP and New U S WEST and the MediaOne Savings Plan/ESOP shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the SEC or any commissioner or other authority administering the "blue sky" or securities laws of any applicable jurisdiction which would be required to be filed as a condition to the availability of an exemption from registration or qualification of an offer or sale of the shares of the MediaOne Common Stock owned by the U S WEST Savings Plan/ESOP after the Separation (the "New U S WEST Savings Plan Shares") and the shares of the New U S WEST Common Stock received by the MediaOne Savings Plan/ESOP in the Separation (the "MediaOne Savings Plan Shares") under the Securities Act, or any such "blue sky" or securities laws.

                  (b) To the extent required by Applicable Law, (i) until the sale by the New U S WEST Savings Plan of the New U S WEST Savings Plan Shares, U S WEST shall file in a timely manner all reports contemplated by Rule 144(c)(1) under the Securities Act as satisfying the condition that adequate public information with respect to U S WEST is available and (ii) until the sale by the MediaOne Savings Plan of the MediaOne Savings Plan Shares, New U S WEST shall file in a timely manner all reports contemplated by Rule 144(c)(1) under the Securities Act as satisfying the condition that adequate public information with respect to New U S WEST is available.

                  9.9  AirTouch  Transaction.  (a)  Except  as set forth in this
Section 9.9 or as otherwise agreed to by the parties, all rights and obligations of U S WEST and its Subsidiaries under the AirTouch Merger Agreement shall be retained by U S WEST in connection with the Separation.

                  (b) At the Separation Time, U S WEST shall assign to New U S WEST and the New U S WEST Group, pursuant to the instrument of assignment attached as Exhibit K-2 to the AirTouch Merger Agreement, the following rights (and related obligations):

                  (i) all of the rights (and related obligations) of U S WEST and its Subsidiaries under Section 7.8 of the AirTouch Merger Agreement (relating to use of the "U S WEST" name by AirTouch and its Subsidiaries), subject to the limitations set forth therein; and

                  (ii) an equal and undivided interest (together with the U S WEST Group) in all of the rights (and related obligations) of U S WEST and its Subsidiaries under Sections 7.9(b) and 7.9(c) of the AirTouch Merger Agreement (relating to Intellectual Property), subject to the limitations set forth therein;

                  (iii) an equal and undivided interest (together with the U S WEST Group) in all of the rights (and related obligations) of U S WEST and its Subsidiaries under Section 7.11 of the AirTouch Merger Agreement (relating to Third Party Rights), subject to the limitations set forth therein; and

                  (iv) an equal and undivided interest (together with the U S WEST Group) in all of the rights (and related obligations) of U S WEST and its Subsidiaries under the Software License Agreement (as defined in the AirTouch Merger Agreement), subject to the limitations set forth therein

                  (c) At the Separation Time, U S WEST shall assign to New U S WEST the obligations (and related rights) of U S WEST under the Patent License Agreement (as defined in the AirTouch Merger Agreement) with respect to licenses granted by U S WEST to AirTouch under certain of the New U S WEST Patents.

                  (d) New U S WEST acknowledges the rights of AirTouch pursuant to Section 7.10 of the AirTouch Merger Agreement to make claims (directly or through U S WEST) under the Joint Insurance Arrangements and agrees that, for purposes of Article VII hereof, any such claim shall be deemed to have been made by the U S WEST Group.

                  (e) New U S WEST acknowledges the right of AirTouch pursuant to Section 7.12(c) of the AirTouch Merger Agreement to terminate any contract, license or other arrangement between NewVector or any of its Subsidiaries or investments or PCS Holdings, on the one hand, and a member of the New U S WEST Group, on the other hand, on 30 Business Days' prior written notice.

                  (f) New U S WEST agrees to be subject to the restrictions set forth in Section 8.3(l) of the AirTouch Merger Agreement. It is acknowledged and agreed that the exceptions to such restrictions listed in Exhibit J to the AirTouch Merger Agreement shall only be for the benefit of the U S WEST Group.

                                    ARTICLE X

                              ACCESS TO INFORMATION

                  10.1 Allocation of Corporate Records. (a) All corporate books and records of U S WEST and its Subsidiaries relating solely to the New
U S WEST Group, the New U S WEST Assets, the New U S WEST Business, the New
U S WEST Liabilities and the Communications Employees, including, without limitation, original corporate minute books, stock ledgers and certificates and the corporate seal of each corporation the capital stock of which is included in the New U S WEST Assets and documentation relating to the New U S WEST Liabilities, including, in each case, all active agreements, active litigation files and government filings, shall be the property of the New U S WEST Group. Prior to or as promptly as practicable after the Separation Time, U S WEST shall deliver to New U S WEST all such corporate books and records in its possession or in the possession of any member of the U S WEST Group.

                  (b) All corporate books and records of U S WEST and its Subsidiaries relating solely to the U S WEST Group, the MediaOne Assets, the MediaOne Business, the MediaOne Liabilities and the Media Employees, including, without limitation, original corporate minute books, stock ledgers and certificates and the corporate seal of each corporation the capital stock of which is included in the MediaOne Assets and documentation relating to the MediaOne Liabilities, including, in each case, all active agreements, active litigation files and government filings, shall be the property of the U S WEST Group. Prior to or as promptly as practicable after the Separation Time, New U S WEST shall deliver to U S WEST all such corporate books and records in its possession or in the possession of any member of the New U S WEST Group.

                  (c) All corporate books and records of U S WEST and its Subsidiaries relating to both (A) the New U S WEST Group, the New U S WEST Assets, the New U S WEST Business, the New U S WEST Liabilities and the Communications Employees and (B) the U S WEST Group, the MediaOne Assets, the MediaOne Business, the MediaOne Liabilities and the Media Employees, including without limitation, tax documents, records related to issuance or purchase of stock, contracts, agreements, leases, deeds, articles and certificates of incorporation, insurance policies, by-laws, Shareholder and Board of Director meeting minutes, employee service histories, records related to the Environmental Protection Agency requirements and audit reports (collectively, the "Joint Books and Records"), shall be shared by the U S WEST Group and the New U S WEST Group.

                  (d)  Prior  to  or  as  promptly  as  practicable   after  the
Separation Time, all Joint Books and Records which are used on a day-to-day basis by members of the U S WEST Group and the New U S WEST Group and their respective employees shall be duplicated such that each of the U S WEST Group and the New U S WEST Group shall have a copy of all such Joint Books and Records in its possession. Prior to or as promptly as practicable after the Separation Time, all Joint Books and Records which are not used on a day-to-day basis by members of the U S WEST Group and the New U S WEST Group and their respective employees ("Archived Joint Books and Records") shall be deposited by the U S WEST Group and the New U S WEST Group with an independent archive vendor. U S WEST and New U S WEST shall establish a contractual arrangement with an archive vendor (the "Archive Vendor") on behalf of each party for the purpose of storage and management of the Archived Joint Books and Records. Prior to or as promptly as practicable after the Separation Time, U S WEST and New U S WEST agree to gather, inventory and input into a common database all Archived Joint Books and Records to facilitate their retrieval at a later date. Each of U S WEST and New U S WEST agree that any additional Archived Joint Books and Records that are discovered by a member of either Group after the Separation Time will be inventoried, input into the database and delivered as mutually agreed to the Archive Vendor by the applicable party. Notification on an as needed basis by e-mail of records added to the database will be the responsibility of the party initiating the change so as to maintain the integrity of the process described in this Section 10.1 (d). U S WEST and New U S WEST agree to cooperate to facilitate the foregoing arrangements with respect to Archived Joint Books and Records.

                  10.2 Access to Information. From and after the Separation Time, each of U S WEST and New U S WEST shall have access to all of the Joint Books and Records.

                  In furtherance of the foregoing:

                  (a) Each party hereto acknowledges that: (i) Each of U S WEST and New U S WEST (and the members of the U S WEST Group and the New U S WEST Group, respectively) has or may obtain, and that the Joint Books and Records will include, Privileged Information; (ii) there are a number of Litigation Matters affecting each or both of U S WEST and New U S WEST; (iii) both U S WEST and New U S WEST have a common legal interest in Litigation Matters, in the Privileged Information, and in the preservation of the confidential status of the Privileged Information, in each case relating to pre-Separation business of the U S WEST Group or the New U S WEST Group or relating to or arising in connection with the relationship between the Groups on or prior to the Separation Time; and (iv) both U S WEST and New U S WEST intend that the transactions contemplated hereby and by the other Transaction Documents and any transfer of Privileged Information in connection therewith shall not operate as a waiver of any applicable privilege.

                  (b) Each of U S WEST and New U S WEST agrees, on behalf of itself and each member of the Group of which it is a member, not to disclose or otherwise waive any privilege attaching to any Privileged Information relating to pre- Separation business of the New U S WEST Group or the U S WEST Group, respectively, or relating to or arising in connection with the relationship between the Groups on or prior to the Separation Time, without providing prompt written notice to and obtaining the prior written consent of the other, which consent shall not be unreasonably withheld; provided, however, that U S WEST and New U S WEST may make such disclosure or waiver with respect to Privileged Information if such Privileged Information relates solely to the pre-Separation business of the U S WEST Group, in the case of U S WEST, or the New U S WEST Group, in the case of New U S WEST. Any disagreement between any member of the U S WEST Group and any member of the New U S WEST Group concerning the reasonableness of withholding such consent shall be submitted to the Separation Committee in accordance with the procedures set forth in Section 12.2 and no disclosure shall be made prior to a resolution of such disagreement.

                  (c) Upon any member of the U S WEST Group or any member of the New U S WEST Group receiving any subpoena or other compulsory disclosure notice from a court, other governmental agency or otherwise that requests disclosure of Privileged Information, in each case relating to pre- Separation business of the New U S WEST Group or the U S WEST Group, respectively, or relating to or arising in connection with the relationship between the Groups on or prior to the Separation Time, in the event the recipient of such the notice intends to disclose such Privileged Information, such recipient shall promptly provide to the other Group (following the notice provisions set forth herein) a copy of such notice, the intended response, and all materials or information relating to the other Group that might be disclosed. In the event of a disagreement as to the intended response or disclosure, unless and until the disagreement is resolved as provided in subsection (b), the parties shall cooperate to assert all defenses to disclosure claimed by either party's Group, and shall not disclose any disputed documents or information until all legal defenses and claims of privilege have been finally determined.

                  10.3 Production of Witnesses. Subject to Section 10.2, after the Separation Time, each of U S WEST and New U S WEST shall, and shall cause each member of the U S WEST Group and the New U S WEST Group, respectively, to, make available to U S WEST or New U S WEST or any member of the U S WEST Group or of the New U S WEST Group, as the case may be, upon written request of the other, such Group's directors, officers, employees and agents as witnesses to the extent that any such Person may reasonably be required in connection with any Litigation Matters, administrative or other proceedings in which the requesting party may from time to time be involved and relating to the pre-Separation business of the U S WEST Group or the New U S WEST Group or relating to or in connection with the relationship between the Groups on or prior to the Separation Time; provided, however, that, notwithstanding the foregoing, neither the U S WEST Group nor the New U S WEST Group shall be required to make available such Group's directors, officers, employees or witnesses in response to a subpoena received by any member of the other Group from a third party.

                  10.4 Certain Procedures Relating to Access to Archived Joint Books and Records. (a) In the event that New U S WEST or a member of the New U S WEST Group requests retrieval from the Archive Vendor of a document included in the Archived Joint Books and Records: (i) the person making the request will be required to notify The New U S WEST Records Management Group ("USWRM"); (ii) USWRM will query the database for the applicable record and request retrieval of the relevant box from the Archive Vendor; (iii) USWRM will notify MediaOne Group Records Management ("MGRM") of such request; (iv) the Archive Vendor will deliver the applicable box or file to USWRM and and such box or file will be duplicated by USWRM; (v) the duplicate of the applicable record will be delivered to the person making the request; and (vi) the original box or file will be returned to the Archive Vendor within 24 hours.

                  (b) In the event that U S WEST or a member of the U S WEST Group requests retrieval from the Archive Vendor of a document included in the Archived Joint Books and Records: (i) the person making the request will be required to notify MGRM; (ii) MGRM will query the database for the applicable record and request retrieval of the relevant box from the Archive Vendor; (iii) MGRM will notify USWRM of such request; (iv) the Archive Vendor will deliver the applicable box or file to MGRM and and such box or file will be duplicated by MGRM; (v) the duplicate of the applicable record will be delivered to the person making the request; and (vi) the original box or file will be returned to the Archive Vendor within 24 hours.

                  (c) Any Archived Joint Books and Records retrieved by U S WEST or New U S WEST pursuant to the procedures described herein shall not be altered from their original form. All Archived Joint Books and Records will be destroyed by the Archive Vendor in accordance with the terms and conditions of the December 19, 1997 Records Retention Compliance Plan of U S WEST only after both U S WEST and New U S WEST review the eligible documents and come to an agreement.

                  10.5 Confidentiality. Subject to Section 10.2, which shall govern Privileged Information, and except as otherwise provided in a Transaction Document or any other agreement between U S WEST and New U S WEST, from and after the Separation Time, each of New U S WEST and U S WEST shall, and shall use reasonable best efforts to cause the members of its Group and Representatives to, preserve the confidentiality of all Information concerning or related to the other party's Group obtained by it prior to the Separation Time or furnished to it by such other party's Group pursuant to this Agreement or the other Transaction Documents, including any Joint Books and Records, with the same degree of care as it takes to preserve confidentiality for its own similar Information.

                  10.6  Cooperation  with  Respect  to  Government  Reports  and
Filings. U S WEST, on behalf of itself and each member of the U S WEST Group, agrees to provide any member of the New U S WEST Group, and New U S WEST, on behalf of itself and each member of the New U S WEST Group, agrees to provide any member of the U S WEST Group, with such cooperation and Information as may be reasonably requested by the other in connection with the preparation or filing of any government report or other government filing contemplated by this Agreement or the other Transaction Documents or in conducting any other government proceeding relating to pre-Separation business of the U S WEST Group or the New U S WEST Group, Assets or Liabilities of either Group or relating to or in connection with the relationship between the Groups on or prior to the Separation Time. Such cooperation and Information shall include, without limitation, promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any Governmental Authority which relate to the U S WEST Group, in the case of the New U S WEST Group, or the New U S WEST Group, in the case of the U S WEST Group. Each party shall make its employees and facilities available during normal business hours and on reasonable prior notice to provide explanation of any documents or Information provided hereunder.

                  10.7 Certain Limitations with Respect to Information. (a) All costs incurred in connection with the retention of the Archive Vendor and the storage of the Archived Joint Books and Records in accordance with this Article X will be shared equally by U S WEST and New U S WEST. Costs incurred in connection with the retrieval of Archived Joint Books and Records, including costs of transportation, refiles, duplication and supplies, will be the responsibility of the entity incurring the cost.

                  (c) No party shall have any liability to any other party in the event that any Information exchanged or provided pursuant to this Article X hereof which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate, in the absence of willful misconduct by the party providing such Information. No party shall have any liability to any other party if any Information is destroyed after reasonable best efforts by such party to comply with the provisions of Section 10.4.

                  (d) The rights and obligations granted under this Article X are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in any other Transaction Document.

                  10.8 Protective Arrangements. In the event that any party or any member of its Group either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information concerning any other party (or any member of any other party's Group) that is subject to the confidentiality provisions hereof, such party shall notify the other party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting party in seeking any reasonable protective arrangements requested by such other party. Subject to the foregoing, the Person that received such request may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) or by lawful process or such Governmental Authority.


                                   ARTICLE XI

                                 MUTUAL RELEASE;
                        NO REPRESENTATIONS OR WARRANTIES

                  11.1 Mutual Release. (a) Effective as of the Separation Time and except as specifically set forth in this Agreement or any of the other Transaction Documents, each of New U S WEST, on the one hand, and U S WEST, on the other hand, on its own behalf and on behalf of each member of its respective Group, releases and forever discharges the other and the members of its Group, and its and their respective officers, directors, agents, Affiliates, record and beneficial security holders (including, without limitation, trustees and beneficiaries of trusts holding such securities), advisors and Representatives (in their respective capacities as such) and their respective heirs, executors, administrators, successors and assigns, of and from all debts, demands, Actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, claims and Liabilities whatsoever of every name and nature, both in law and in equity, which the releasing party has or ever had, which arise out of or relate to, in whole or in part, events, circumstances or actions, whether known or unknown, taken by such other party occurring or failing to occur or any conditions existing on or prior to the Separation Time; provided, however, that the foregoing general release shall not apply to (i) any Liabilities assumed, transferred, assigned, allocated or arising under this Agreement or any of the other Transaction Documents and shall not affect any party's rights to enforce this Agreement (including the provisions of Article VIII) or any of the other Transaction

Documents in accordance with their terms; (ii) any Liability arising under any agreement listed in Section 9.2 of the Separation Disclosure Schedule (each of which shall remain in effect following the Separation Time); and (iii) any Liability the release of which would result in the release of any Person other than a Person released pursuant to this Section 11.1 (provided that the parties agree not to bring suit or permit any members of their Group to bring suit against any Person with respect to any Liability to the extent such Person would be released with respect to such Liabilities by this Section 11.1 but for this clause (iii)). U S WEST and New U S WEST acknowledge that the foregoing general release shall not apply to any Liabilities assigned by members of the U S WEST Group or members of the New U S WEST Group to third parties prior to the Separation Time.

                  (b) The parties acknowledge that members of the U S WEST Law Department and U S WEST's outside counsel currently represent members of both the U S WEST Group and the New U S WEST Group. Effective as of the Separation Time, each of New U S WEST, on the one hand, and U S WEST, on the other hand, on its own behalf and on behalf of each member of its respective Group, waives any conflict with respect to such common representation before, at or after the Separation Time (other than, in the case of such common representation by U S WEST's outside counsel, with respect to any dispute or Action between a member of the U S WEST Group and a member of the New U S WEST Group).

                  11.2 No Representations or Warranties. New U S WEST understands and agrees that neither U S WEST nor any other member of the U S WEST Group is, and U S WEST understands and agrees that neither New U S WEST nor any other member of the New U S WEST Group is, in this Agreement or in any other agreement or document, representing or warranting to the other in any way as to such Group's
Assets, business or Liabilities or as to any consents or approvals required in connection with the consummation of the transactions contemplated by this Agreement, it being agreed and understood that each member of the Group shall take all of the Assets "AS IS, WHERE IS". Except as set forth in this Agreement and the other Transaction Documents, both parties shall bear the economic and legal risk of the Reorganization, Contribution and Separation that (a) any conveyance of such Group's Assets shall prove to be insufficient, (b) the title of any member of the New U S
WEST Group or the U S WEST Group to any of their respective
Assets shall be other than good and marketable and free from encumbrances, (c) the title of any member of the New U S WEST Group or the U S WEST Group to the shares of any Subsidiary of such Group shall be other than good and marketable and free from encumbrances or (d) any member of the other Group shall fail to obtain any consents or approvals relating to its business required in connection with the consummation of the transactions contemplated by this Agreement.


                                   ARTICLE XII

                               GENERAL PROVISIONS

                  12.1 Merger or Consolidation. Neither New U S WEST nor U S WEST (in either case, the "Transaction Party") shall (a) consolidate with or merge into any Person or permit any Person to consolidate with or merge into the Transaction Party (other than a merger or consolidation in which the Transaction Party is the surviving or continuing corporation) or (b) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of the assets of the Transaction Party, unless the resulting, surviving or transferee Person shall expressly assume, by instrument in form and substance reasonably satisfactory to the other party, all of the obligations of the Transaction Party under this Agreement and each of the other Transaction Documents.

                  12.2     Separation Committee; Dispute Resolution.

                  (a) As of the Separation Time, New U S WEST and U S WEST shall form a committee (the "Separation Committee") comprised of one representative designated from time to time by the General Counsel of New U S WEST in his sole discretion and one representative designated from time to time by the General Counsel of U S WEST in his sole discretion. Until the tenth anniversary of the Separation Time, the Separation Committee shall be responsible for resolving any and all disputes between any member of the U S WEST Group and any member of the New U S WEST Group arising with respect to any matter, whether based in contract, tort, statute or otherwise (collectively, "Disputes"), including any dispute as to (i) whether any Action or other Liability is a New U S WEST Liability, a MediaOne Liability or a Shared Liability, (ii) whether any Asset is a New U S WEST Asset or a MediaOne Asset, (iii) the interpretation of any provision of this Agreement or any other Transaction

Document and (iv) such other matters as are contemplated by this Agreement or any other Transaction Document to be resolved by the Separation Committee. In the event of any such Dispute, each of New U S WEST and U S WEST shall have the right to refer in writing such Dispute to the Separation Committee for resolution. The Separation Committee shall be required to render a written decision with respect to any Dispute within 30 days of its receipt of the referral. The decision of the Separation Committee with respect to any Dispute shall be binding on the New U S WEST Group and the U S WEST Group and their respective successors and assigns. In the event that the Separation Committee is unable to reach a unanimous determination as to any Dispute to which it is referred within 30 days of such referral, each of New U S WEST and U S WEST shall have the right to submit such Dispute to arbitration in accordance with the procedures set forth in Section 12.2(b). All out-of-pocket expenses and costs incurred by New U S WEST or U S WEST in connection with the procedures set forth in this Section 12.2(a) shall be borne by the party incurring such expenses and costs.

                  (b) In the event that the Separation Committee is unable to reach a unanimous determination as to any Dispute pursuant to Section 12.2(a), each of New U S WEST and U S WEST shall have the right to submit such Dispute to arbitration in accordance with the procedures set forth in this Section 12.2(b). Until the tenth anniversary of the Separation Time, resolution of any and all such Disputes, including, but not limited to, disputes over arbitrability, shall be exclusively governed by and settled in accordance with the provisions of this
Section 12.2(b); provided, however, that nothing contained herein shall preclude either party from seeking or obtaining injunctive relief or equitable or other judicial relief to enforce this Section 12.2(b).

                  U S WEST or New U S WEST (each a "Party") may commence proceedings hereunder by delivering a written notice (the "Demand") to the other Party providing a reasonable description of the Dispute to the other, and expressly requesting arbitration hereunder. The parties hereby agree to submit all Disputes to arbitration under the terms hereof, which arbitration shall be final, conclusive and binding upon the parties, their successors and assigns. The arbitration shall be conducted in Denver, Colorado by three arbitrators acting by majority vote (the "Panel"). Of the three arbitrators comprising the Panel, one arbitrator shall be selected by U S WEST, one arbitrator shall be selected by New U S WEST and one arbitrator shall be jointly selected by the arbitrators selected by U S WEST and New U S WEST. If either U S WEST or New U S WEST fail to select an arbitrator within 15 days after delivery of the Demand, the arbitrator which is to be selected by such Party shall be appointed pursuant to the commercial arbitration rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). If an arbitrator so selected or appointed becomes unable to serve, his or her successors shall be similarly selected or appointed. Notwithstanding the foregoing, at the agreement of the Parties, the Panel shall consist of one arbitrator selected by agreement of the Parties for appropriate Disputes.

                  The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the Parties may agree, or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, the Panel, taking into consideration the desires of the Parties for expedited resolution of the Dispute, shall have discretion to order discovery, including, in appropriate circumstances, depositions. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either Party may at its expense make a stenographic record thereof, which shall then be shared with the other Party. Hearings with respect to a Dispute shall commence not later than 60 days after selection or appointment of the Panel, and shall not be more than 30 days in length. The Panel shall be required to make a final award within 30 days of the conclusion of the hearings. The award shall be in writing and shall specify the factual and legal basis for the award. The Panel shall apportion all costs and expenses of arbitration, including the Panel's fees and expenses, fees and expenses of experts and reasonable attorneys fees, between the prevailing and non-prevailing Party as the Panel deems fair and reasonable. The Parties agree that monetary damages may be inadequate and that either Party shall be entitled to seek, and that the Panel shall be empowered to enter, equitable and injunctive relief, including preliminary and temporary injunctive relief, in addition to any other appropriate relief or remedy. The Parties consent to the jurisdiction of the Panel to award such relief and to the binding nature of any such relief awarded by the Panel. In no event may the Panel award consequential, exemplary, special or punitive damages, or lost profits, except to the extent such consequential, exemplary, special or punitive damages, or lost profits are actually paid by a Party or a member of that Party's Group to a third party. Any arbitration award shall be binding and enforceable against the Parties and each member of their respective Groups and judgment may be entered thereon in any court of competent jurisdiction.

                  12.3 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on or after the Separation Time.

                  12.4 Expenses. Except as set forth in this Agreement or in the Separation Disclosure Schedule, all out-of-pocket costs with respect to the transfer of the New U S WEST Assets and the transactions contemplated hereby and by the other Transaction Documents shall be borne equally by U S WEST and New U S WEST.

                  12.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Colorado, without reference to choice of law principles, including matters of construction, validity and performance.

                  12.6 Notices. Notices, requests, permissions, waivers, referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid):

                  If to U S WEST, to:

                  U S WEST, INC.
                  (to be renamed "MEDIAONE GROUP, INC.")
                  188 Inverness Drive West
                  Englewood, Colorado 80112
                  Attention:  General Counsel
                  Telephone: (303) 858-5800

                  If to New U S WEST, to:

                  USW-C, INC.
                  (to be renamed "U S WEST, INC.")
                  1801 California Street
                  Denver, Colorado 80202
                  Attention:  General Counsel
                  Telephone: (303) 896-2020

Such names and addresses may be changed by notice given in accordance  with this
Section 12.6. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder shall be given to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:  Dennis J. Block, Esq.
                  Telephone:  (212) 310-8000
                  Telecopy:   (212) 310-8007

                  12.7 Entire Agreement. This Agreement and the other Transaction Documents, together with all schedules, exhibits, annexes, certificates, instruments and agreements delivered pursuant hereto and thereto, contain the entire understanding of the parties hereto and thereto with respect to the subject matter contained herein and therein, and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  12.8 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles", "Sections" or "Exhibits" shall be deemed to be references to Articles or Sections hereof or Exhibits hereto unless otherwise indicated. All references herein to "Sections" of the Separation Disclosure Schedule shall be deemed to be references to the Separation Disclosure Schedule unless otherwise indicated.

                  12.9 Schedules. The Separation Disclosure Schedule referenced in this Agreement and attached hereto is incorporated into this Agreement by reference and made a part hereof. U S WEST and New U S WEST agree that the

Separation Disclosure Schedule shall be updated immediately prior to the Separation Time.

                  12.10 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  12.11 Parties in Interest; Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon U S WEST and New U S WEST and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

                  12.12 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                  12.13 Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by all of the parties hereto.

                  12.14 Termination. This Agreement may be terminated and the Separation abandoned at any time prior to the Separation Time by and in the sole discretion of the Board of Directors of U S WEST without the approval of any other party hereto or of U S WEST's stockholders. In the event of such termination, no party hereto or to any other Transaction Document shall have any Liability to any Person by reason of this Agreement or any other Transaction Document, except as otherwise expressly provided herein or therein.

                  IN WITNESS WHEREOF, each of the parties has caused this Separation Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.


                                    U S WEST, INC.
                                    (to be renamed MEDIAONE GROUP, INC.)



                                    By:
                                       Name:   Charles M. Lillis
                                       Title:    Executive Vice President;
                                                 President and Chief Executive
                                                 Officer-U S WEST Media Group


                                    USW-C, INC.
                                    (to be renamed U S WEST, INC.)



                                    By:
                                       Name:  Solomon D. Trujillo
                                       Title: President and Chief Executive
                                                Officer

                              SEPARATION AGREEMENT

                                     between

                                 U S WEST, INC.
                      (to be renamed MEDIAONE GROUP, INC.)

                                       and

                                   USW-C, INC.
                         (to be renamed U S WEST, INC.)


                            Dated as of June 5, 1998

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


                                    ARTICLE I

                                   DEFINITIONS

1.1      General.....................................................................  2
1.2      Terms Defined Elsewhere in the Agreement.................................... 15
1.3      Other Definitional Provisions............................................... 17
1.4      References to Time.......................................................... 18


                                   ARTICLE II

                       CERTAIN PRE-SEPARATION TRANSACTIONS

2.1      Certificates of Incorporation; Bylaws; Name
           Changes................................................................... 18
2.2      Stockholders' Meeting....................................................... 18
2.3      Registration and Listing.................................................... 19
2.4      Boards of Directors......................................................... 20
2.5      Rights Agreements........................................................... 20
2.6      The Transaction Documents................................................... 20
2.7      U S WEST Approval of Certain New U S WEST
          Actions.................................................................... 20


                                   ARTICLE III

                          REORGANIZATION; CONTRIBUTION;
                           REFINANCING OF INDEBTEDNESS

 3.1      Reorganization.............................................................. 21
 3.2      Refinancing of Indebtedness................................................. 23
 3.3      Contribution................................................................ 28
 3.4      Discharge of Liabilities.................................................... 32
 3.5      Closing; Delivery; Methods of Transfer and
           Assumption................................................................. 34


                                   ARTICLE IV

                                 THE SEPARATION

 4.1      The Separation.............................................................. 35
 4.2      Separation Time............................................................. 36
 4.3      Certain Determinations...................................................... 36
 4.4      New U S WEST SIP Accounts; Certificates;
            Distribution Procedures................................................... 36
 4.5      Conditions to the Separation................................................ 41

 5.1      Pending Litigation.......................................................... 43
 5.2      Settlements for Cash Collections and
            Disbursements After the Separation Time................................... 44
 5.3      Transition Services......................................................... 45
 5.4      U S WEST Name............................................................... 46
 5.5      Transfer Taxes.............................................................. 47
 5.6      Intellectual Property....................................................... 47


                                   ARTICLE VI

                                EMPLOYEE MATTERS

 6.1      Employees................................................................... 49
 6.2      Employee Benefit Plans and Employee
            Arrangements.............................................................. 49
 6.3      Internal Revenue Service Forms.............................................. 49


                                   ARTICLE VII

                                INSURANCE MATTERS

 7.1      Policies and Rights Included Within Assets.................................. 49
 7.2      Administration; Other Matters............................................... 50
 7.3      Cooperation; Disagreements.................................................. 52


                                  ARTICLE VIII

                                 INDEMNIFICATION

8.1      New U S WEST's Agreement to Indemnify....................................... 52
8.2      U S WEST's Agreement to Indemnify........................................... 53
8.3      Procedure for Indemnification............................................... 54
8.4      Miscellaneous Indemnification Provisions.................................... 59
8.5      Contribution................................................................ 60
8.6      Tax Matters; Construction of Agreements..................................... 60
8.7      Remedies Cumulative......................................................... 61


                                   ARTICLE IX

                          CERTAIN ADDITIONAL COVENANTS

9.1      Licenses and Permits........................................................ 61
9.2      Intercompany Agreements..................................................... 61
9.3      Guarantee Obligations....................................................... 62
9.4      Further Assurances.......................................................... 64

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






9.5      National Contracts.......................................................... 66
9.6      Non-Solicitation of Employees............................................... 66
9.7      Lock Boxes.................................................................. 67
9.8      Agreements with Respect to Common Stock
          Received by Savings Plan/ESOPs............................................. 67
9.9      AirTouch Transaction........................................................ 68


                                    ARTICLE X

                              ACCESS TO INFORMATION

10.1     Allocation of Corporate Records............................................. 70
10.2     Access to Information....................................................... 71
10.3     Production of Witnesses..................................................... 73
10.4     Certain Procedures Relating to Access to
           Archived Joint Books and Records.......................................... 73
10.5     Confidentiality............................................................. 74
10.6     Cooperation with Respect to Government
           Reports and Filings....................................................... 74
10.7     Certain Limitations with Respect to
           Information............................................................... 75
10.8     Protective Arrangements..................................................... 75


                                   ARTICLE XI

                                 MUTUAL RELEASE;
                        NO REPRESENTATIONS OR WARRANTIES

11.1      Mutual Release............................................................. 76
11.2      No Representations or Warranties........................................... 77


                                   ARTICLE XII

                               GENERAL PROVISIONS

12.1     Merger or Consolidation..................................................... 78
12.2     Separation Committee; Dispute Resolution.................................... 78
12.3     Subsidiaries................................................................ 81
12.4     Expenses.................................................................... 81
12.5     Governing Law............................................................... 81
12.6     Notices..................................................................... 81
12.7     Entire Agreement............................................................ 82
12.8     Headings; References........................................................ 82
12.9     Schedules................................................................... 82
12.10    Counterparts................................................................ 83
12.11    Parties in Interest; Assignment;
           Successors................................................................ 83
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






12.12  Severability; Enforcement..................................................... 83
12.13  Amendment..................................................................... 83
12.14  Termination................................................................... 83
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

                                    EXHIBITS
Exhibit A -                Employee Matters Agreement
Exhibit B -                Tax Sharing Agreement
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